PROSPECTUS

ABS LONG/SHORT STRATEGIES FUND
Founders’ Shares
December 8, 2015
Revised February 29, 2016

ABS Long/Short Strategies Fund (“Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, closed-end management investment company.  The Fund, under normal circumstances, invests its assets pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  While the Portfolio Funds may be organized within or outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets’ risk and volatility.  A full market cycle is a peak-to-peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak.

In order to achieve the Fund’s investment objective, ABS Investment Management LLC (the “Adviser”) allocates the Fund’s assets among Portfolio Funds managed by a variety of different investment managers (the “Investment Managers”).  The Fund cannot guarantee that its investment objective will be achieved or that its investment program will be successful.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), ABS (3)(C)(1) LP (the “Predecessor Fund”), will be reorganized with and into the Fund.  The Predecessor Fund maintains an investment objective and investment policies that are, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  Before investing, you should consider the following specific risks of an investment in the Fund:

•	It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that your investment in the Fund is low risk or without risk. See “Principal Risks.”

•	An investment in the Fund is illiquid and is not suitable for you if you need access to the money you invest. See “Principal Risks-Liquidity Risks.”

•	You may not have access to the money you invest for an indefinite period of time and you should not expect to be able to sell the Fund’s shares of beneficial interest (“Shares”) regardless of how your investment in the Fund performs. See “Principal Risks-Liquidity Risks.”

•	You do not have the right to require the Fund to redeem or repurchase your Shares although the Fund may periodically offer to repurchase Shares on such terms as may be determined by the Fund’s Board of Trustees (“Board”). See “Principal Risks-Liquidity Risks.”

•	Shares are not, and are not expected to be, listed for trading on any securities exchange. To the Fund’s knowledge, there is no, nor will there be, any secondary trading market for the Shares. See “Principal Risks-Liquidity Risks.”

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•	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust. See “Principal Risks-Liquidity Risks” and “Transfer of Shares.”

•	Because you may not be able to sell your Shares, you will not be able to reduce your investment exposure to the Fund on any market downturn. See “Principal Risks-Liquidity Risks.”

Before making an investment decision, you or your adviser should consider factors such as net worth, income, age, risk tolerance and liquidity needs in evaluating whether the Fund is a suitable investment for you.  Short-term investors and investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.  See “Principal Risks.”

Foreside Fund Services, LLC (“Distributor”) acts as principal underwriter and distributor for the Fund’s shares of beneficial interest (“Shares”) on a best efforts basis.  The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor.  Amounts received from investors as potential investments in the Fund are held in an escrow account at the Fund’s custodian pending the admission of investors as Shareholders of the Fund.  Investors will not receive any interest on funds held in the escrow account.

Shares are only sold to investors qualifying as “Eligible Investors” as described in this Prospectus.  The term “Eligible Investor” means investors that satisfy the definitions of “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.  In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.  See “Eligible Investors.”

This Prospectus offers Shares of the Fund’s Founders’ Class (“Founders’ Shares”) which may be purchased through the Distributor or a Selling Agent).

The Fund intends to accept initial and additional purchases of Founders’ Shares from Eligible Investors who are “Institutional Investors” or individual investors.  “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Founders’ Shares through a no-load network or platform.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference.  A Statement of Additional Information dated December 8, 2015, as may be amended (“SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus.  You may request, at no charge, a copy of this SAI (the table of contents of which is on page 47 of this Prospectus), annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (877) 499-9990, by writing to the Fund or by visiting the Adviser’s website (www.absinv.com).  You may also obtain a copy of the SAI (and additional information about the Fund) from the SEC’s Public Reference Room in Washington, D.C.  Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  These materials, as well as the Fund’s annual and semi-annual reports (when available) and other information about the Fund, are available on the SEC’s website at www.sec.gov. If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund as may be amended from time to time (the “Declaration of Trust”).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public	Proceeds to the Fund
Per Founders’ Share(1)	At Current NAV	Amount Invested at Current NAV
Sales Load	None(3)	None(3)
Total	$100,000,000(2)	$100,000,000(2)

(1)	Founders’ Shares are offered continuously at a price equal to the then current net asset value (“NAV”) per Share as disclosed here. Founders’ Shares are not subject to a sales load. The minimum initial subscription for Founders’ Shares is $100,000,000 and the minimum subsequent subscription is $100,000.

(2)	These estimated proceeds assume the sale of all Founders’ Shares registered under this registration statement. Estimated proceeds are based on an initial NAV of $100.

(3)	See, “Plan of Distribution” for information regarding other compensation to be paid in connection with the sale of Founders’ Shares.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund’s Founders’ Shares.  Before investing in the Fund’s Founders’ Shares, you should carefully read the more detailed information appearing elsewhere in this Prospectus, especially the information under the heading “Risk Factors.”

The Fund
ABS Long/Short Strategies Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company.  Interests in the Fund (“Shares”) are also registered under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”).  Although Shares are registered under the 1940 Act and the 1933 Act, they are subject to substantial limitations on transferability and resale.

This Prospectus offers Shares of the Fund’s Founders’ Shares.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), ABS (3)(C)(1) LP (the “Predecessor Fund”), will be reorganized with and into the Fund.  The Predecessor Fund maintains an investment objective and investment policies that are, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund share the same investment adviser, ABS Investment Management LLC (the “Adviser”) and portfolio managers.  For past performance information of Founders’ Shares, see “Performance.”

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds that primarily employ equity long/short strategies (each a “Portfolio Fund”).  The Fund will generally invest in Portfolio Funds organized outside the U.S. or in Portfolio Funds organized within the U.S.  No Portfolio Fund is expected to be registered under the 1940 Act.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.

The Offering
The Fund is offering Founders’ Shares on a continuous basis.  Founders’ Shares are offered at their net asset (“NAV”) per Share as of the first Fund business day (“Business Day”) of each month.  For purposes of this Prospectus, “Business Day” means any day that the New York Stock Exchange (“NYSE”) is open for business.  Amounts received from investors as potential investments in the Fund are held in an escrow account at the Fund’s custodian pending the admission of investors as Shareholders of the Fund.  Investors will not receive any interest on funds held in the escrow account.

Eligible Investors
The Fund will only sell Founders’ Shares to a prospective investor who satisfies the definition of “accredited investor” as defined in Regulation D under the 1933 Act.  Investors meeting these requirements are referred to in this Prospectus as “Eligible Investors.”

After an initial purchase, shareholders subscribing for additional Founders’ Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund appear in the subscription agreement that must be completed by each prospective shareholder.

In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy.  Under this policy, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.

With limited exceptions, Founders’ Shares are not transferable, and liquidity for investments in Founders’ Shares may be provided only through periodic repurchase offers by the Fund.

See “Eligible Investors” and “Transfer of Shares.”

Investment Objective
The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.

A full market cycle is a peak-to-peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak.

See “Investment Objective.”

Principal Investment Strategies
To achieve its investment objective, the Fund, under normal circumstances,  invests its assets pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  While the Portfolio Funds may be organized within and outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the equity securities (or the equivalent thereof) of U.S. and foreign issuers.  These long and short positions are created by purchasing and selling short specific equity securities or groups of equity securities.  Foreign issuers may be organized in or may operate in emerging markets.  An emerging market is a nation’s economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body.

Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies.  Investment Managers, for example, may construct long and short portions based upon the following strategies: (1) a mispricing of equity securities relative to each other or relative to historic norms; (2) the effect of events on different equity securities; (3) perceived valuations of equity securities (e.g., whether an issuer is overvalued or undervalued); and/or (4) the effect of global economic and political changes on the prices of equity securities (collectively, “Long/Short Equity Strategies”).  The Investment Managers may utilize a variety of investment styles (e.g. growth/value, small cap/large cap) and focus on specific sectors, regions (e.g. U.S., emerging markets, global) and asset classes (e.g. common stocks, preferred stocks and convertible securities) to implement the Long/Short Equity Strategies.  The Portfolio Funds in the aggregate will provide the Fund with market exposure that may be net short or net long.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”) to implement their equity long/short strategies.

A Portfolio Fund may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”) on an opportunistic basis.  It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Strategy to implement long/short positions in Fixed Income Securities.

Derivatives.  While a Portfolio Fund generally implements its investment strategies by investing directly or selling short Equity Securities, a Portfolio Fund may use derivatives, typically: (1) options on Equity Securities, Equity and Fixed Income indices (each an “Index”) or currencies; (2) futures on Indices; and (3) total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against the risk of equities, in general, and certain long/short strategy risks, including short selling risk.

A Portfolio Fund may also invest in forward foreign currency contracts (each a “forward contract”) to protect against or speculate on the fluctuation of various currencies.

Options.  An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put option) the writer (seller) at a specific price (the “Strike Price”) on or before the expiration date of the contract.  An Investment Manager may purchase a call option or write (sell) a put option on Equity Securities, Indices or currencies if the Investment Manager expects the value of the Equity Securities, Indices or currencies to increase during the term of the option.  Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on Equity Securities, Indices or currencies if the Investment Manager expects the market value of the Equity Securities, Indices or currencies to decrease during the term of the option.  A Portfolio Fund may close out a call or put written on Equity Securities, Indices or currencies by purchasing a call or put, respectively, on the same Equity Securities, Indices or currencies with the same Strike Price and expiration date.  To close out a position as a purchaser of an option on Equity Securities, Indices or currencies, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.  If exercised, Index options will settle in cash while options on Equity Securities or currencies will settle upon the delivery of that security or currency to the purchaser thereof.

Futures.  A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”).  An Investment Manager may take a long position in an Index futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract.  Alternatively, an Investment Manager may take a short position in an Index futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract.  If exercised, futures contracts settle in cash on the Settlement Date.  A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements.  Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors.  In a total return swap on Equity Securities, one party sells   (the “Payor”) to the other party (the “Receivor”) an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement.  A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater that the fixed rate to be paid under the agreement.  Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Forward Contracts.  A forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Other Investments.  Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

See “Principal Investment Strategies – Portfolio Funds.”

Borrowing/Leverage
The Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), selling short securities, using derivatives and participating in other forms of direct and indirect borrowing.  If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity.

The Portfolio Funds may also borrow money for non-leverage purposes including: (1) satisfying periodic redemptions; (2) paying fees and expenses and (3) making investments in anticipation of the receipt of subscription funds.

See “Principal Investment Strategies – Borrowing/Leverage.”

Principal Risks
An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk.  No guarantee or representation is or can be made that the Fund will achieve its investment objective.  Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.  In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risks of investing in the Fund prior to acquiring Founders’ Shares.

The following is a summary of the principal risks of investing in the Fund.  The principal risks of investing in the Fund may adversely affect the Fund’s performance.

The principal risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

For a more complete discussion of these risks, see “Principal Risks” below.

•
Conflicts of Interest Risk – The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  For example, the Fund may purchase certain securities while another account is selling the same or similar securities due to varying investment strategies.  Also, the Adviser may have an incentive to allocate investment opportunities to accounts that pay higher management fees.

•
Fund of Funds Structure Risk – Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act.  Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies.  The following additional risks are relevant to the Fund’s implementation of the fund of funds structure.  These additional risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

Control Risk.  The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund.  Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund.  Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

Custody Risk.  A Portfolio Fund may not be required to, or may not, custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

Expense Layering Risk.  In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager.  As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.  Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, expected to range up to 20% of a Portfolio Fund’s net profits.  Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance.  Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.  In addition, the performance-based allocation that will be received by an Investment Manager may create an incentive for that manager to pursue more risky and speculative strategies than would be the case in the absence of such allocation.

Foreign Organization Risk.  The Fund may invest in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds.  See also “Portfolio Funds Risk – Foreign Investment Risk” below.

Implementation Risk.  The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds.  The performance of the Fund also depends upon the success of the Investment Managers in implementing the long/short equity strategies of the Portfolio Funds.

Limited Voting Rights Risk.  If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Liquidity Risk.  The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability.  The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents.

Operational Risk.  Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies.  Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

Transparency Risk.  Portfolio Funds typically provide limited portfolio information.  A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors.  This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

Valuation Risk.  Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board. Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser will generally not be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds.  An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation.

Withdrawal Risk.  Under extraordinary circumstances, following a withdrawal from a Portfolio Fund, the Fund may be required to return all or a portion of the withdrawal proceeds it received from the Portfolio Fund to such Portfolio Fund if and to the extent required by applicable law or the Portfolio Fund's organizational or offering documents. For instance, if the Portfolio Fund later determines that its NAV was previously misstated and the Fund received withdrawal proceeds in excess of the amount it was entitled to, then, the Fund may be required to return the applicable portion of the withdrawal proceeds to the extent required by applicable law or the Portfolio Fund’s organizational or offering documents. Other circumstances, such as indemnification obligations, could also require the Fund to return the proceeds to a Portfolio Fund.

•
Legal and Regulatory Risk – Securities markets are subject to comprehensive statutes and regulations.  Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests.  Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds.  Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

•
Liquidity Risk – An investment in the Fund is highly illiquid. A shareholder does not have the right to require the Fund to redeem or repurchase Founders’ Shares and Founders’ Shares are subject to substantial restrictions on transferability.  There is currently no market for Founders’ Shares, and it is not contemplated that one will develop.

•	Loss of Investment Risk – An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.

•
Management Risk –Prior to the inception of the Fund, the Adviser did not manage an investment company registered under the 1940 Act.  The 1940 Act and the Code impose numerous investment constraints on the operations of registered investment companies and the Adviser has not previously had to comply with these constraints with respect to the management of client assets.

•
Market Risk – The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.  These factors may affect the volatility, value and liquidity of the Fund’s investments.

•
Non-Diversification Risk – The Fund is non-diversified and the Fund’s investment in the securities of a limited number of Portfolio Funds exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.  Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time.  This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

•
Portfolio Fund Risk – The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds.  The risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

Borrowing Risk (For Non-Leverage Purposes).  The rights of creditors to the assets of a debtor are senior to those of equity investors.  As a creditor, a third-party lender would have a first priority claim on any cash and assets held by a Portfolio Fund.   The Fund is an equity investor in a Portfolio Fund and any Fund claims are inferior to those of debt holders, if any.

Convertible Securities Risk.  The value of convertible securities generally declines as interest rates increase and increases as interest rates decline.  A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities.  Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments.  The issuer of a convertible security may force a Portfolio Fund to convert the convertible securities before it would otherwise choose to do so, which may decrease the Portfolio Fund’s return.

Currency Risk.  Securities denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies.

Distressed Securities Risk.  An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations.  An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

Emerging Markets Risk.  In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater.  There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

Equity Securities Risk.  The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments.  The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility.  Consequently, it may be more difficult to buy or sell the equity securities of smaller companies at an acceptable price, especially during periods of market volatility.

Fixed Income Securities Risk.  Changes in interest rates may reduce the value of Fixed Income Securities.  The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates.  High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with lower interest rates, thus reducing performance.

Foreign Investment Risk.  Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds.  Foreign investments may also be adversely affected by changes in currency exchange rates, social, political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions and may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes.  There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S.

Forward Contract Risk.  The forward contract markets are generally not regulated and a counterparty may refuse to perform on a forward contract. Forward contracts are not guaranteed by an exchange or clearing house and therefore a non-settlement or a default on a contract could deprive an investor of unrealized profits or force it to cover its commitment to purchase or resell, if any, at the current market price.

Futures Risk.  The price of an Index or currency futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index or currency, the Settlement Price, the time remaining until the expiration date of the futures contract, the volatility of the Index or currency, and with a respect to a currency, the volatility of the exchange rate between that currency and the U.S. dollar.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index or currency futures.  A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested.  The buyer of an Index and currency future will suffer losses, which may theoretically be unlimited, as the value of the underlying Index or currency declines.  The seller of an Index or currency future will suffer losses, which also may theoretically be unlimited, as the value of the Index or currency increases.  Because of low margin deposits normally required to participate in futures position, an extremely high level of leverage is typical.  As a result, a relatively small price movement in an Index or currency futures contract may result in substantial losses to a Portfolio Fund.  Changes in the liquidity of Index futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the Index futures.  If Index or currency futures cannot be closed out timely due to illiquid secondary markets, losses may result.  Potential losses on Index or currency futures contracts are unlimited.

Hedging Risk.  Strategies utilized to hedge against losses may not be successful and may offset gains.  The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund.  Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

Initial Public Offerings Risk.  Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible.  Other risks include lack of trading and operating history and lack of information about the issuer.

Leverage Risk.  The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund.  In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings.

Liquidity Risk.  A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (i.e., securities that may not be sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities.

Long/Short Equity Strategy Risk.  The success of a long/short equity strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions).  Substantial losses may be recognized as a result of the implementation of this strategy.  Also, this strategy is subject to the investment risks associated with the equity securities utilized to implement the strategy.

Investment Managers utilize Long/Short Equity Techniques the risks of which are summarized below.  These risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks through its investment in the Portfolio Funds:

Directional Trading Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short positions in those securities based on such predictions.

Event Driven Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to timely identify potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers.

Fundamental Long/Short Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities.

Relative Value Approach Risk.  The success of this technique is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short positions based on such discrepancies.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.  These techniques will involve investment risks similar to those associated with the Long/Short Equity Techniques.

Options Risk.  The price of an option on Equity Securities, Indices and currencies can be highly volatile and is dictated by a variety of factors including the value of the underlying asset, the Strike Price, the time remaining until the expiration date of the option and the volatility of the underlying asset.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an  option.  A small investment in an option may have a large impact on the performance of a Portfolio Fund as an option may result in losses in excess of amounts invested.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the Strike Price. The market for options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of the options.  If the options cannot be closed out timely due to illiquid secondary markets, losses may result.  Potential losses on the purchases of puts and calls are limited to the amount of premium paid.  The writing of calls and puts exposes the writer to potentially unlimited losses.

Short Selling Risk.  The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale.  Losses on short sales are theoretically unlimited.

Swap Agreements Risk.  The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities and the creditworthiness of the participants.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of these swaps.  Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities.  Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities.  Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities.  Participation in a total return swap also involves counterparty credit risk and payments owed to a participant may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty.  If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

Turnover Risk.  The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees.  The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

Purchases of Shares
The Fund continuously offers Founders’ Shares at their NAV per Share through Foreside Fund Services, LLC, the principal underwriter and distributor of the Founders’ Shares (the “Distributor”). Additional broker-dealers or other financial intermediaries (“Selling Agents”) may be appointed by the Distributor to assist in the distribution of Founders’ Shares.  The Founders’ Shares are not subject to a sales load.  Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or the maintenance of investor accounts.  Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.  These fees and additional terms and conditions that may be imposed by Selling Agents are not imposed by the Fund, the Distributor or the Fund’s service providers.

Eligible Investors who are “Institutional Investors” or individual investors may purchase Founders’ Shares.  “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Founders’ Shares through a no-load network or platform.

The minimum initial subscription for Founders’ Shares is $100,000,000 and the minimum subsequent subscription is $100,000.  The Fund intends to accept initial and additional purchases of Founders’ Shares as of the first Business Day of each calendar month.  Founders’ Shares may be offered less frequently and the minimum initial and subsequent subscription amounts may be reduced or waived as determined by the Board in its sole discretion.

Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date (i.e., the first Business Day of each month).  The investor will not become a shareholder of the Fund and will have no rights under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) until the purchase date.

Generally, the investor must also submit a completed subscription agreement, the form of which follows as Appendix A, (for initial purchases) and/or such other documentation as required by the Fund (for both initial and subsequent purchases) at least five (5) Business Days before the purchase date.  Investors should confirm specific deadlines for receipt of funds by a Selling Agent as those entities may maintain different deadlines.  Amounts received from prospective investors in the Fund will be held in an escrow account pending the transmission to the Fund.  Investors will not receive any interest on funds held in the escrow account.  If an investor’s subscription is not accepted, the escrow agent will return the subscription monies to such investor.

The Fund reserves the right to reject, in whole or in part, any purchase of Founders’ Shares and may suspend the offering of Founders’ Shares at any time.

See “Plan of Distribution” and “Purchases of Shares.”

See “Purchases of Shares,” “Repurchases of Shares” and “Plan of Distribution,” and “Transfer of Shares.”

No Redemptions; Repurchases of Shares
Because the Fund is a closed-end fund, shareholders do not have the right to require the Fund to redeem any or all of their Founders’ Shares.  To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Founders’ Shares pursuant to written repurchase offers, but is not obligated to do so.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion.  In determining whether the Fund should offer to repurchase Founders’ Shares, the Board will consider a variety of operational, business and economic factors. The Board convenes quarterly to consider whether or not to authorize a repurchase offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter) (each a “Valuation Date”).  The Board, however, does not expect to authorize a repurchase offer with a Valuation Date prior to March 31, 2016.

In order to permit the Fund to finance the repurchase of Founders’ Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders will be required to tender the Founders’ Shares they wish to sell in the repurchase offer, at least 45 days prior to the Valuation Date (“Repurchase Offer Acceptance Deadline”).  The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer.  A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Founders’ Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $10,000 worth of Founders’ Shares.  A shareholder tendering only a portion of its Founders’ Shares for purchase will be required to continue to hold Founders’ Shares with a value of at least $25,000 after giving effect to the repurchase.  If a shareholder tenders an amount that would cause the value of its Founders’ Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may accept the request and reduce the amount to be repurchased so that value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Founders’ Shares.

See “Repurchases of Shares.”

Transfer of Shares
There is no public market for Founders’ Shares and none is expected to develop.  The Fund will not list Founders’ Shares on a stock exchange or similar market. With very limited exceptions, Founders’ Shares are not transferable, and liquidity for investments in Founders’ Shares may be provided only through periodic repurchase offers by the Fund.  If a shareholder attempts to transfer Founders’ Shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void.

See “Transfers of Shares.”

Distributions/Dividend Reinvestment Plan
The Fund intends to distribute substantially all of its net investment income to shareholders annually. Unless a shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Founders’ Shares.

See “Distributions” and “Dividend Reinvestment Plan.”

Adviser
ABS Investment Management LLC, a Delaware limited liability company, is the Adviser.  The Adviser is a registered investment adviser with offices at 537 Steamboat Road, Greenwich, Connecticut 06830.

As of September 30, 2015, the Adviser’s total assets under management were approximately $5 billion.

For management services rendered to the Fund pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser receives an annual fee of 1.00%, payable monthly based on the Founders’ Shares’ month end NAV.

See “Management – Investment Adviser.”

Performance
Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Predecessor Fund, reorganized with and into the Fund.  The performance of Founders’ Shares for periods before the Commencement of Operations is that of the Predecessor Fund.  The Predecessor Fund’s performance has been adjusted to reflect the estimated expenses of the Founders’ Shares (minus the projected Acquired Fund Fees and Expenses) for its first year of operations as a registered investment company (after giving effect to any fee waivers or expense reimbursements).  For the estimated expenses of the Founders’ Shares (including Acquired Fund Fees and Expenses), see “Summary of Fund Expenses.”

For past performance information of Founders’ Shares, see “Performance.”

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

Services
Administrator and Transfer Agent.  UMB Fund Services, Inc. (“UMB”) provides administration, compliance, fund accounting and transfer agency services to the Fund.  Fees and expenses of UMB are paid by the Fund.

Custodian and Escrow Agent.  UMB Bank, N.A. (“Custodian”), 928 Grand Boulevard, Kansas City, Missouri 64106, is custodian of the Fund’s investments.  UMB Bank, N.A., also serves as escrow agent (in such capacity, the “Escrow Agent”) with respect to subscription monies received from prospective investors in advance of dates when shares may be subscribed for and monies may be transmitted to the Fund, as well as with respect to monies received from the Fund in advance of dates when shares may be tendered to the Fund and monies may be transmitted to the tendering shareholders.  Amounts received from prospective investors in the Fund (in the case of subscriptions) and amounts received from the Fund (in the case of tender offers) will be held in an escrow account pending the transmission to the Fund or tendering shareholders, as the case may be.  Any interest earned on the account will be paid to the Fund.  If an investor’s subscription is not accepted, the Escrow Agent will return the subscription monies to such investor.  Fees and expenses of the Custodian and Escrow Agent are paid by the Fund.

See “Services.”

Fund Expenses
Fund Expenses.  The Fund bears its own operating expenses which include, but are not limited to: (1) organizational and offering costs; (2) the fees payable to various service providers including, but not limited to the Adviser and the out of pocket expenses thereof including compliance consultants and background check professionals; (3) Trustee fees; (4) repurchase offer expenses; (5) costs of printing prospectuses and shareholder reports; (6) registration fees; and (7) costs associated with purchasing and redeeming Portfolio Funds.

Portfolio Fund Expenses.  The Portfolio Funds incur their own operating expenses.  As an investor in the Portfolio Funds, the Fund indirectly bears its pro rata allocation of the Portfolio Funds’ expenses (“Acquired Fund Fees and Expenses”).  Acquired Fund Fees and Expenses include fees payable to a Portfolio Fund’s Investment Manager.  The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which will generally reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund.  Generally, fees payable to the Investment Managers are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge a performance-based allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits, although it is possible that such range may be exceeded for certain Investment Managers.  These fees payable to Investment Managers are estimates and may be higher or lower.

Expense Limitation.  The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Founders’ Shares will not exceed 1.10% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  The arrangements will continue until August 30, 2019.  The Adviser may recoup fees waived and expenses reimbursed under certain circumstances.

See “Fund Expenses.”

Certain Tax Considerations
The Fund intends to qualify, for U.S. federal income tax purposes, as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  To maintain its RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.

For each taxable year that the Fund qualifies as a RIC, the Fund will not be subject to federal income tax on any of its income distributed to shareholders.  The Fund will distribute substantially all of its net investment income and gains to shareholders and these distributions will generally be taxable to shareholders as ordinary income.  Shareholders not subject to tax on their income will not be required to pay tax on these distributions.

See “Certain Tax Consequences.”

Certain ERISA Considerations
Generally, investors subject to The Employee Retirement Income Security Act of 1974 (“ERISA”) and other tax exempt investors, including employee benefit plans, individual retirement accounts, and Keogh Plans, may acquire Founders’ Shares to the extent that they are Eligible Investors.  Fund assets are not deemed to be “plan” assets under ERISA.

Before investing the assets of a plan subject to ERISA (each an “ERISA Plan”) or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) in the Fund, the Plan fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in U.S. Department of Labor (“DOL”) regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for the Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made.

See “Certain ERISA Considerations.”

SUMMARY OF FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Annual Fund Operating Expenses (as a percentage of average net assets)	Founders’ Shares
Management Fees	1.00%
Other Expenses (1)	0.48%
Acquired Fund Fees and Expenses(2)	3.17%
Total Annual Fund Operating Expenses(3)	4.65%
Fee Waiver and/or Expense Reimbursement(3)	(0.38)%
Net Expenses(3)	4.27%

(1)
“Other Expenses” are based on estimated Fund average month-end net assets of $50 million and estimated expenses for the current fiscal year.  “Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). The Adviser advanced the Fund’s organizational and offering costs and will recoup these costs from the Fund consistent with the Expense Limitation Agreement between the Fund and the Adviser (the “Limitation Agreement”).  Under the Limitation Agreement, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Founders’ Shares to 1.10% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  The Limitation Agreement, however, provides for the Adviser’s recoupment of expenses reimbursed, including the Fund’s organizational and offering costs, and/or fees reduced by the Adviser, for a period of three (3) fiscal years following the end of the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Founders’ Shares in effect at the time the expenses were paid/waived.

(2)
Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds.  Fees and expenses of Portfolio Funds are based on the Portfolio Funds’ historic fees and expenses.  Generally, fees payable to an Investment Manager are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge a performance-based allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits.  These fees payable to Investment Managers are estimates and may be higher or lower.  The Portfolio Funds held by the Fund and their fees will change over time, impacting the calculation of the “Acquired Fund Fees and Expenses.”  Future “Acquired Fund Fees and Expenses” may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.

(3)
Under the Limitation Agreement, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Founders’ Shares to 1.10% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  The Limitation Agreement provides for the Adviser’s recoupment of expenses reimbursed, including the Fund’s organizational and offering costs, and/or fees reduced for a period of three (3) fiscal years following the end of the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Founders’ Shares in effect at the time the expenses were paid/waived.  The Limitation Agreement will continue until August 30, 2019 and may be terminated or extended at any time by the Board.  No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that: (1) you invest $1,000 in the Fund; (2) your investment has a 5% return each year; (3) operating expenses and net expenses remain as stated in the previous table except to reflect the completion of the amortization of offering costs; and (4) all income dividends and capital gains distributions are reinvested in additional Founders’ Shares at the NAV per Share. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

1 Year	3 Years
$43	$130

THE FUND

The Fund is a recently formed Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.  Although the Founders’ Shares are registered under both the 1940 and 1933 Acts, they are subject to substantial limitations on transferability and resale.

The Fund’s office is located at 235 West Galena Street, Milwaukee, Wisconsin 53212 and its telephone number is (877) 499-9990.

This Prospectus offers the Fund’s Founders’ Shares.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), ABS (3)(C)(1) LP will be reorganized with and into the Fund.  The Predecessor Fund maintains an investment objective and investment policies that are, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund share the same investment adviser, ABS Investment Management LLC and portfolio managers.  For past performance information of Founders’ Shares, see “Performance.”

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed Portfolio Funds.  The Adviser believes that, by investing in Portfolio Funds managed by a diversified group of Investment Managers, the Fund will afford investors access to the varied skills and expertise of a number of Investment Managers while at the same time lessening for investors the risks and volatility associated with investing through any one Portfolio Fund.  An investment in the Fund provides investment exposure to multiple Portfolio Funds which may provide a number of important benefits to investors including: (1) diversification among investment styles and investment strategies of Investment Managers that is greater than an individual investor could achieve himself with the same dollar of invested capital; (2) access to the Adviser’s expertise in sourcing and allocating assets among Investment Managers; and (iii) ongoing review and monitoring of the Portfolio Funds, their Investment Managers and their investment performance.

The Fund will generally invest in Portfolio Funds organized outside the U.S. or in Portfolio Funds organized within the U.S.  No Portfolio Fund is expected to be registered under the 1940 Act.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.

USE OF PROCEEDS

The Fund invests proceeds from the sale of Founders’ Shares, net of fees and expenses, consistent with its investment objective and investment strategies.  These proceeds are invested as soon as possible (and not later than 3 months) after their receipt consistent with market conditions and the availability of suitable investments.  Pending investment in Portfolio Funds, the Fund may invest the proceeds in cash equivalents such as high-quality, short-term debt securities and money market funds.  The Fund may also maintain a portion of the proceeds in cash equivalents to satisfy operational expenses.

At times when the Fund is not investing in Portfolio Funds, it will not be pursuing its investment objective.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.  A full market cycle is a peak-to-peak period that includes a recession and a price decline of at least 20% from the previous market peak, followed by a rebound that establishes a new, higher peak.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.  No assurance can be given that the Fund will achieve its investment objective.

The Fund’s investment objective is non-fundamental and may be changed by the Board.

PRINCIPAL INVESTMENT STRATEGIES

Portfolio Funds

To achieve its investment objective, the Fund, under normal circumstances, invests its assets pursuant to equity long/short strategies through investments in Portfolio Funds.  While the Portfolio Funds may be organized within and outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the Equity Securities (or the equivalent thereof) of U.S. and foreign issuers.  Foreign issuers may be organized in or may operate in emerging markets.  An emerging market is a nation’s economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body.

A Portfolio Fund takes a “long” position in an equity security when it purchases the security with an expectation that the security will increase in value.  A “short” position is created when a Portfolio Fund borrows an equity security from a third party and sells the security based on the expectation that its value will decline.  A Portfolio Fund may profit on a short sale if it can return the borrowed security by purchasing the security in the market at a price lower than that at which the security was sold short.

These long and short positions are created by purchasing and selling short specific Equity Securities or groups of Equity Securities.  Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies including the following Long/Short Equity Techniques.  The techniques referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Investment Managers’ utilization of any such techniques.

Directional Trading Approach: The directional trading approach attempts to capitalize on increases and declines in the values of Equity Securities in response to economic and political changes such as changes in interest rates, exchange rates, liquidity and political leadership.

Event Driven Approach: The event driven approach attempts to take advantage of the effect of events on the value of Equity Securities by purchasing Equity Securities whose value is expected to increase due to an anticipated event and by selling short Equity Securities whose value is expected to decrease due to an anticipated event.  Equity Securities subject to this strategy may include distressed companies (e.g., companies whose Equity Securities are available at a reduced price but are expected to be worth more after emergence from bankruptcy or upon liquidation) and companies subject to potential mergers as well as companies initiating spin offs, restructurings and recapitalizations.

Fundamental Long/Short Approach: The fundamental long/short approach involves the purchase of Equity Securities or groups of Equity Securities that are undervalued and the selling short of such securities that are overvalued.

Relative Value Approach: The relative value approach involves the purchase and selling short of Equity Securities or groups of Equity Securities to capitalize on a mispricing relative to each other or based on historic norms.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.

The Investment Managers may also utilize a variety of investment styles (e.g., growth/value, small cap/large cap) and may focus on specific sectors (e.g. financials, healthcare, telecommunications), regions (e.g. U.S., emerging markets, global) and asset classes (e.g., common stocks, preferred stocks and convertible securities) to implement their long/short equity strategies.  The Portfolio Funds in the aggregate will provide the Fund with market exposure that may be net short or net long.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other Equity Securities such as preferred stocks, convertible securities and warrants to implement their equity long/short strategies.  A Portfolio Fund may also invest in Fixed Income Securities on an opportunistic basis.

Derivatives.  While a Portfolio Fund generally implements its long/short strategies by investing directly or selling short Equity and Fixed Income Securities, a Portfolio Fund may use derivatives, typically: (1) options on Equity Securities, Indices, and currencies; (2) futures on Indices; and (3) total return swaps involving one or a basket of Equity Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against certain long/short strategy risks, including short selling risk.

A Portfolio Fund may also invest in forward foreign currency contracts (each a “forward contract”) to protect against or speculate on the fluctuation of various currencies.

Options.  An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in case of a put option) the writer (seller) at the Strike Price on or before the expiration date of the contract.  An Investment Manager may purchase a call option or write (sell) a put option on Equity Securities, Indices or currencies if the Investment Manager expects the value of the Equity Securities, Indices or currencies to increase during the term of the option.  Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on Equity Securities, Indices or currencies if the Investment Manager expects the market value of the Equity Securities, Indices or currencies to decrease during the term of the option.

A Portfolio Fund may close out a call or put written on an Equity Security, Index or currency by purchasing a call or put, respectively, on the same Equity Security, Index or currency, as applicable, with the same Strike Price and expiration date.  To close out a position as a purchaser of an option on an Equity Security, Index or currency, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.  If the Strike Price of a call option is less than the value of the underlying Equity Security, Index or currency or the Strike Price of a put option thereon exceeds the value of the underlying Equity Security, Index or currency, the purchaser may exercise the option.  If exercised, options on Equity Securities or currencies will settle upon the delivery of those securities or currencies to  the option purchaser.  Index options will settle in cash and the purchase  receives a cash amount from the seller equal to the difference between the Strike Price and the closing price of the Index, multiplied by a factor (typically $100), on the date of exercise.

Forward Contracts.  A forward currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  At or before settlement of a forward currency contract, the seller may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the seller makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets into the currency. A purchaser may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, the purchaser will realize a gain or a loss.

Futures.  A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at the Settlement Price.  A futures contract on an Index involves the delivery of an amount of cash equal to a specified dollar amount (e.g. $500 for S&P 500 futures) times the difference between the Index value at the close of trading of the contract and the price at which the futures contract was originally struck. An Investment Manager may take a long position in a futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract.  Alternatively, an Investment Manager may take a short position in a futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract.  Futures contracts settle in cash on the Settlement Date.  Generally, futures contracts are closed out prior to their expiration date.  A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements.  Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors.  In a total return swap on Equity Securities, the Payor sells to the Receivor an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on a fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement.  A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater that the fixed rate to be paid under the agreement.  Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Other Investments.  Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

Portfolio Funds Selection Process

Initial Due Diligence.  It is the responsibility of the Adviser to: (1) identify Investment Managers and the Portfolio Funds in which the Fund will invest; and (2) determine the percentage of Fund assets to be allocated to each Portfolio Fund.

The Adviser selects Portfolio Funds based upon, among other things, the experience, style and expertise of their Investment Managers.  The Adviser seeks Portfolio Funds with Investment Managers of the highest degree of ethical standards, professionalism, and integrity and focuses on those that utilize qualitative research (i.e., collection of information through meetings with issuer executives) as opposed to screens of historical performance to identify potential investment opportunities.  The Adviser understands that the continued success of yesterday’s successful Portfolio Fund is dependent upon the Investment Manager’s personnel and their competitive edge, “drive” or even motivation to work.  Therefore, the Adviser focuses on the “human” aspect of an Investment Manager’s business in evaluating the viability of the Fund’s investment in a prospective new Portfolio Fund (each a “Prospect Fund”).  In addition to the Investment Manager’s investment process and personnel, the Adviser may consider the following criteria to evaluate an investment in a Prospect Fund:

•	intangible characteristics of the Investment Manager, including the degree of risk associated with an Investment Manager’s objectives and strategies and the Investment Manager’s ability to react dynamically to fluid situations;

•	the degree to which a specific Investment Manager complements and balances the portfolio of the current portfolio of the Fund, or correlates to the strategies employed by the Investment Managers of the Portfolio Funds comprising the Fund’s investment portfolio;

•	the amount of the Investment Manager’s own capital that is managed similarly to the Portfolio Fund;

•	the length of time the Investment Manager has been associated with the Portfolio Fund;

•	the outlook for the strategy employed by the Investment Manager;

•	potential conflicts of interest between the Investment Manager, the Portfolio Fund, and the Fund and its service providers;

•	the volatility of the investment results of the Portfolio Fund;

•	the liquidity of an investment in the Portfolio Fund;

•	the liquidity of the investments of the Portfolio Fund;

•	the degree of correlation or non-correlation between the performance of the Portfolio Fund and that of the market;

•	the degree to which the Investment Manager employs leverage; and

•	the fees associated with an investment in the Portfolio Fund.

No single criterion listed above is determinative and certain investments may be made irrespective of the failure of the Investment Manager to meet all of the criteria listed above.  Additionally, certain of the above criteria may be emphasized over others in the selection of a Prospect Fund.  In an effort to optimize the Fund’s investment program, the Adviser may allocate a portion of the Fund’s assets to Portfolio Funds which lack historical track records but which, in the judgment of the Adviser, offer investment potential.

Prior to allocating Fund assets to a Prospect Fund, the Adviser analyzes the Prospect Fund’s investment strategies, the instruments utilized to implement these strategies, and how the instruments are expected to perform under various market conditions without emphasis on past performance.  To minimize investment risk, the Adviser also analyzes the expected impact among and between the investment strategies of the Prospect Fund and those of the Portfolio Funds currently comprising the Fund’s investment portfolio under various market conditions.  Additionally, each Prospect Fund is assessed as a “going concern” and not pursuant to past performance.  Finally, quantitative analysis is employed to confirm the viability of a Prospect Fund prior to investment.  The Adviser’s quantitative analysis of a Prospect Fund includes an evaluation of historical returns relative to historical exposure to certain regions, sectors and market capitalization of issuers.

Prior to investing in a Prospect Fund, the Adviser will evaluate the operations and controls of the Investment Manager.  This due diligence typically includes a review of the Investment Manager’s investment process, operational and accounting environment as well as its relationships with key service providers such as custodians, prime brokers and independent administrators.

Ongoing Due Diligence.  The Adviser regularly monitors data provided by the Investment Managers, including performance, portfolio statistics and financial reports.  The Adviser may decrease or eliminate the Fund’s investment in a Portfolio Fund or add new Portfolio Funds for various reasons.  For example, the Adviser may decrease or eliminate the Fund’s investment in a Portfolio Fund due to: (1) the identification of a new investment opportunity; (2) a change in the Portfolio Fund’s investment strategy or economic environment; (3) poor performance; or (4) a change in focus or excessive growth of the Investment Manager.

Since Portfolio Funds are generally illiquid and may only be redeemed at certain times, changes to the Fund’s allocation to one or more Portfolio Funds will generally be made when additional investment proceeds are received by the Fund or when selecting investments to liquidate to fund the repurchase of Shares, which may be periodically approved by the Board to provide limited liquidity to shareholders.  The Adviser also takes into account liquidation fees that may be imposed by a Portfolio Fund when implementing changes to portfolio asset allocations amongst the Portfolio Funds.  Generally, in order to avoid and/or limit the generation of these liquidation penalties, the Adviser expects to implement allocation adjustments upon receipt of additional investment proceeds by the Fund and/or by first liquidating interests in Portfolio Funds that are no longer subject to liquidation fees (i.e., interests held by the Fund beyond the lock-up/gate periods).

Investment Limitations Related to Portfolio Funds

The Adviser typically will not invest more than 20% of the Fund’s assets in any one Portfolio Fund (measured at the time of investment).

In addition, the Fund will limit its investment in any one Portfolio Fund to less than 5% of that Portfolio Fund’s outstanding voting securities to avoid 1940 Act prohibitions on affiliated transactions.  The Fund may, however, purchase non-voting securities of Portfolio Funds or waive its voting rights with respect to interests held in Portfolio Funds.

Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically waives any voting rights it may hold subject to certain requirements.  Determinations of whether the Fund will waive its voting rights are made by the Adviser as part of the investment process.  The Adviser will make a determination whether foregoing the right to vote is consistent with its fiduciary duty as an investment adviser to the Fund.  When deciding to forego or waive voting rights, the Adviser will only consider the interests of the Fund.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund may invest provide their investors with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund.  The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

Exemption from Registration as a Commodity Pool Operator.  Pursuant to a claim for exemption and related no action relief specific to fund of funds under the rules of the Commodity Futures Trading Commission (the “CFTC”), neither the Fund nor the Adviser are deemed to be a commodity pool operators under the Commodity Exchange Act.  As a result, neither the Fund nor the Adviser is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“Exemption”).

The Fund does not intend to invest in Commodity Contracts directly.  If the CFTC amends the Exemption to modify or eliminate the applicability of the Exemption to fund of fund products, the Fund and the Adviser will consider other available exemptions or the Adviser will register as a commodity pool operator.

Borrowing/Leverage

The Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), selling short securities, using derivatives and participating in other forms of direct and indirect borrowing.  If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity.  A Portfolio Fund’s returns will increase if the Portfolio Fund earns a greater return on investments purchased with borrowed funds than the cost of borrowing such funds.

The Portfolio Funds may also borrow money for non-leverage purposes including: (1) satisfying periodic redemptions; (2) paying fees and expenses; and (3) making investments in anticipation of the receipt of subscription funds.

Cash and Cash Equivalents

The Fund may invest in cash and cash equivalents pending investments in Portfolio Funds and to: (1) satisfy periodic offers to repurchase Founders’ Shares when and if authorized by the Board; and (2) pay fees and expenses.

The Fund may not achieve its investment objective when holding cash and cash equivalents.

PRINCIPAL RISKS

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk.  No guarantee or representation is or can be made that the Fund will achieve its investment objective.  Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.

In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risk factors prior to acquiring Founders’ Shares.

The principal risks of the Fund may adversely affect the Fund’s performance.

The principal risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

Conflict of Interest Risk

The investment activities of the Adviser and its affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  The investment strategy and criteria for the Fund may differ from the investment strategy and criteria for other accounts managed by the Adviser, and there may be circumstances where the Fund is purchasing or selling the same or similar securities opposite other funds managed by the Adviser.  The management of multiple accounts may also result in the Adviser devoting unequal time and attention to the management of each account.  The Adviser may have an incentive to allocate investment opportunities to accounts that pay higher management fees and to prioritize the liquidation of investments held by higher paying accounts over lower fee-paying portfolios.  The investment management fees paid to the Adviser by the Fund and other accounts may differ thus creating the incentive for the Adviser to favor another account over the Fund in allocating investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments.  Certain affiliates of the Investment Managers may be shareholders of the Fund and/or clients in other funds managed by the Adviser, which could present a conflict of interest in the decision to purchase or redeem interests in certain Portfolio Funds.

Fund of Funds Structure Risk

Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act.  Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies.  The following additional risks are relevant to the Fund’s implementation of the fund of funds structure.  These additional risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

•	Control Risk. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund. A Portfolio Fund may fail to pursue its investment objective and strategies and the Portfolio Fund’s strategies may change and it may not use the same trading method in the future that was used to compile performance histories. Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

•	Custody Risk. A Portfolio Fund may not be required to or may not custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

•	Expense Layering Risk. In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager. As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.

Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, expected to range up to 20% of a Portfolio Fund’s net profits.  Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance.  Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.  In addition, the performance-based allocation that will be received by an Investment Manager may create an incentive for that manager to pursue more risky and speculative strategies than would be the case in the absence of such allocation.

•	Foreign Organization Risk. The Fund may invest in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds. Further, it may be more difficult or impossible to effect service of process on the Portfolio Funds, enforce judgments against the Portfolio Funds obtained in U.S. courts and based on U.S. securities laws, bring an original action in foreign court to enforce liabilities of the Portfolio Funds based on U.S. securities laws, and to bring claims on behalf of shareholders of the Portfolio Funds. See also “Portfolio Funds Risk – Foreign Investment Risk” below.

•	Implementation Risk. The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds. The performance of the Fund also depends upon the success of the Investment Managers in implementing the long/short equity strategies of the Portfolio Funds.

•	Limited Voting Rights Risk. If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

•	Liquidity Risk. The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial interests (or additional interests) in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser may be able to negotiate on behalf of the Fund). Certain Portfolio Funds may: (1) impose lock-up periods or periods during which an investor may not redeem its investment; (2) impose gates or limitations on the size of an investment withdrawal by an individual investor or by investors, collectively during a specific period; and/or (3) assess fees on investment withdrawals. With respect to purchases, the Fund may have to invest some of its assets temporarily in money market securities until it is possible to acquire initial or additional interests in a Portfolio Fund.

•	Operational Risk. Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the funds’ investment strategies. Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

•	Transparency Risk. Portfolio Funds typically provide limited portfolio information. A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. While the Adviser in many cases seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Portfolio Funds, at times the only means of obtaining independent verification of performance data will be reviewing the Portfolio Funds’ annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Portfolio Funds’ governing documents), Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding their investment strategies. This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. For example, if two or more Portfolio Funds were to invest significantly in the same company or industry, the Fund’s investments could be “concentrated” in the same company or industry without the Adviser having the opportunity to assess the risks of such concentration. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

•	Valuation Risk. Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board. Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser will not generally be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds. An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation. Revisions to the gain and loss calculations of each Portfolio Fund therefore will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed.

•	Withdrawal Risk. Under extraordinary circumstances, following a withdrawal from a Portfolio Fund, the Fund may be required to return all or a portion of the withdrawal proceeds it received from the Portfolio Fund to such Portfolio Fund if and to the extent required by applicable law or the Portfolio Fund's organizational or offering documents. For instance, if the Portfolio Fund later determines that its NAV was previously misstated and the Fund received withdrawal proceeds in excess of the amount it was entitled to, then, the Fund may be required to return the applicable portion of the withdrawal proceeds to the extent required by applicable law or the Portfolio Fund’s organizational or offering documents. Other circumstances, such as indemnification obligations, could also require the Fund to return the proceeds to a Portfolio Fund.

Legal and Regulatory Risk

Securities markets are subject to comprehensive statutes and regulations.  Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests.  Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds.  Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

Liquidity Risk

An investment in the Fund is highly illiquid.  A shareholder does not have the right to require the Fund to redeem or repurchase Founders’ Shares.  Repurchases will be made at such time, in such amounts, and on such terms as may be determined by the Board, in its sole discretion.  Even if the Fund makes a repurchase offer, there is no guarantee that shareholders will be able to redeem all of the Founders’ Shares they desire to sell.  Generally, the maximum number of Founders’ Shares that will be repurchased by the Fund during any repurchase offer is not expected to have a value that exceeds 25% of the Founders’ Shares’ aggregate NAV as of the repurchase date.  Also, if a repurchase offer is oversubscribed, the Fund will only be obligated to repurchase a pro rata portion of the Founders’ Shares tendered by each shareholder.  In order to fund a repurchase offer, the Fund may have to liquidate investments earlier than the Adviser desires and may result in liquidation costs (e.g. redemption fees imposed by Portfolio Funds) and/or losses on investments to the Fund.

Founders’ Shares are subject to substantial restrictions on transferability and may not be sold, assigned, transferred, conveyed or disposed without the consent of the Board.  Shareholders should not expect the Board to grant consents to transfer requests.

There is currently no market for the Founders’ Shares and it is not contemplated that one will develop.  Because a shareholder may be unable to sell its Founders’ Shares, the shareholder will be unable to reduce its exposure to the Fund on any market downturn.  Also, Founders’ Shares may not be readily acceptable as collateral for a loan.

Loss of Investment Risk

An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.  No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time.  Past results are not necessarily indicative of the Fund’s future performance.

Management Risk

Prior to the inception of the Fund, the Adviser did not manage an investment company registered under the 1940 Act.  The 1940 Act and the Code impose numerous investment constraints on the operations of registered investment companies and the Adviser has not previously had to comply with these constraints with respect to the management of client assets.

Market Risk

The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.  These factors may affect the volatility, value and liquidity of the Fund’s investments.  Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business.

Non-Diversification Risk

The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.  Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time.  This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Portfolio Fund Risk

The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds.  The risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

•	Borrowing Risk (For Non-Leverage Purposes). As a creditor, a third-party lender has a first priority claim on any cash and assets held by a Portfolio Fund. In the event that a credit facility utilized by a Portfolio Fund is terminated by the third-party lender, the Portfolio Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings. The rights of creditors to the assets of a debtor are senior to those of equity investors. Since the Fund is an equity investor in a Portfolio Fund, any Fund claims are inferior to those of debt holders, if any.

•	Convertible Securities Risk. The value of convertible securities generally declines as interest rates increase and increases as interest rates decline. A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities. Convertible securities are typically issued by small capitalized companies whose stock prices may be volatile. Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid only after holders of any senior debt obligations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may decrease the Portfolio Fund’s return.

•	Currency Risk. Instruments denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies. An increase in the value of the U.S. dollar compared to other currencies will reduce the effect of increases and magnify the effect of decreases in the value of foreign currencies and in the prices of instruments denominated in foreign currencies or that provide exposure to foreign currencies. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on non-U.S. dollar securities.

•	Distressed Securities Risk. An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations. An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

•	Emerging Markets Risk. In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater. There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

•	Equity Securities Risk. The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility. Consequently, it may be more difficult to buy or sell the Equity Securities of smaller companies at an acceptable price, especially during periods of market volatility.

•	Fixed Income Securities Risk. Changes in interest rates may reduce the value of Fixed Income Securities. The longer the duration of a Fixed Income Security, the more its value typically declines in response to increases in interest rates. The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates. In addition, the value of a Fixed Income Security may also fluctuate as a result of the market’s perception of the creditworthiness of the issuer as well as the liquidity of the fixed income market.

High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with lower interest rates, thus reducing performance.

•	Foreign Investment Risk. Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds. Foreign investments may also be adversely affected by changes in currency exchange rates, social political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions. Foreign investments may also be subject to withholding or other taxes on dividends, interest, capital gains or other income. Foreign investments may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes. There may be less publicly available information about a foreign issuer than about a U.S. issuer, and accounting, auditing and financial reporting standards and requirements may not be comparable. There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S. For example, some foreign exchanges, in contrast to domestic exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a contract and not of an exchange or clearing corporation. In such a case, a Portfolio Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts.

•	Forward Contract Risk. The investment in forward contracts includes a number of risks including: (1) forward contract markets are generally not regulated; (2) there are generally no limitations on forward transactions although a Portfolio or its counterparties may limit the size and duration of positions for credit risk reasons; (3) participants in the forward markets are not required to make continuous markets for such contracts; and (4) forward contract markets are “principals’ markets” in which performance is the responsibility of the counterparty and not an exchange or clearing house. Consequently, a counterparty may refuse to perform on a forward contract. Forward contracts are also not guaranteed by an exchange or clearing house and therefore a non-settlement or default on a contract would deprive a Portfolio Fund of unrealized profits or force it to cover its commitment to purchase and resell, if any, at the current market price.

•	Futures Risk. The price of an Index or currency futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index or currency, the Settlement Price, the time remaining until the expiration date of the futures contract, the volatility of the Index or currency, and with respect to a currency, the volatility of the exchange rate between that currency and the U.S. dollar.

There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index or currency futures.  If a Portfolio Fund invests in Index or currency futures at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the futures may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund.  A Portfolio Fund could also experience losses if the Index or currency futures do not offset losses incurred by the Portfolio Fund on other portfolio investments.

Changes in the liquidity of futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the futures.  It is also possible that the Commodity Futures Trading Commission may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.  If Index futures cannot be closed out timely due to illiquid secondary markets, losses may result.

A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested.  The buyer of an Index or currency future will suffer losses, which are theoretically unlimited, as the value of the underlying Index or currency declines.  The seller of an Index or currency future will suffer losses, which also are theoretically unlimited, as the value of the Index or currency increases.  Because of low margin deposits normally required to participate in futures position, an extremely high level of leverage is typical.  As a result, a relatively small price movement in an Index or currency futures contract may result in substantial losses to a Portfolio Fund.  The market for Index futures may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of the Index futures.

•	Hedging Risk. Strategies utilized to hedge against losses may not be successful and may offset gains. It may not be possible for an Investment Manager to hedge against a change or event at a price sufficient to protect a Portfolio Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund. Unanticipated changes in the markets or events being hedged or the non-occurrence of events being hedged against may result in a poorer performance by the Portfolio Fund than in the absence of the implementation of a hedging strategy. Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

•	Initial Public Offerings Risk. Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible. Other risks include lack of trading and operating history and lack of information about the issuer. These factors may contribute to substantial price volatility for such investments. The limited number of securities available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant positions without an unfavorable effect on prevailing market prices. In addition, some companies participating in an initial public offering are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

•	Leverage Risk. The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund. In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings.

In an unsettled credit environment, an Investment Manager may find it difficult or impossible to obtain leverage and a Portfolio Fund may not be able to successfully implement its long/short equity strategy without leverage.  In addition, the termination of a loan or line of credit on short notice by the lender could result in premature liquidations of investment positions at prices below what the Investment Manager deems to be fair value for the positions.

•	Liquidity Risk. A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (e.g., securities that maybe sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities. When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time such Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, such Portfolio Fund might obtain a less favorable price than the price that prevailed when such Portfolio Fund decided to sell.

Portfolio Funds may permit or require that redemptions of interests be made in-kind. Upon its withdrawal of all or a portion of its interest in Portfolio Funds, the Fund may receive securities that are illiquid or difficult to value.

•	Long/Short Equity Strategy Risk. The success of a long/short equity strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions). Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the Equity Securities utilized to implement the strategy.

Investment Managers may utilize the following Long/Short Equity Strategies the risks of which are summarized below.  These risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

Directional Trading Approach Risk.  The success of the Directional Trading Approach is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short equity positions in those securities based on such predictions.  If the Investment Manager’s prediction regarding the effect of economic and political changes on Equity Securities is incorrect, a substantial loss may result.

Event Driven Approach Risk.  The success of the Event Driven Approach is contingent upon an Investment Manager’s ability to timely identity potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers.  If a predicted corporate event does not occur or does not have the impact predicted, a substantial loss may occur.

Fundamental Long/Short Approach.  The success of the Fundamental Long/Short Approach is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities.  If the Investment Manager’s perception of an equity’s valuation or its future price is incorrect, a substantial loss may result.

Relative Value Approach Risk.  The success of the Relative Value Approach is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short equity positions based on such discrepancies.  If perceived pricing discrepancies do not materialize or if the Investment Manager fails to correctly exploit the pricing discrepancies, a substantial loss may result.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.  These techniques will involve investment risks similar to those associated with the Long/Short Equity Techniques.

•	Options Risk. The price of an option on Equity Securities, Indices and currencies can be highly volatile and is dictated by a variety of factors including the value of the underlying assets, the Strike Price, the time remaining until the expiration date of the option and the volatility of the underlying assets. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an option. If a Portfolio Fund invests in options at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the options may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund. A Portfolio Fund could also experience losses if the options do not offset losses incurred by the Portfolio Fund.

A small investment in an option may have a large impact on the performance of a Portfolio Fund as an option may result in losses in excess of amounts invested.  The buyer of call and put option risks losing the entire premium paid to purchase the options.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying assets above the Strike Price.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the Strike Price.  The seller (writer) of a put option assumes the risk of a theoretical unlimited decline in the market value of the underlying asset above the Strike Price.

The market for options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of options.  If options cannot be closed out timely due to illiquid secondary markets, losses may result.

•	Short Selling Risk. The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited.

•	Swap Agreements Risk. The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities, and the creditworthiness of the participants. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of such swaps.

Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities.  Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities.  Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities.

Participation in a swap agreement also involves counterparty risk and payments owed to a Portfolio Fund may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty.  If a counterparty to a swap agreement defaults, a Portfolio Fund’s only recourse is to pursue contractual remedies against the counterparty which may be unsuccessful.

If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

•	Turnover Risk. The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees. The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

The above discussion covers the principal risks associated with an investment in the Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund.  Prospective shareholders should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund.  An investment in the Fund should only be made by shareholders who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the financial risks of the investment, including loss of principal. In addition, since the Fund’s investment program will evolve over time, an investment in the Fund will likely be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information contained in the Prospectus.

ELIGIBLE INVESTORS

Each prospective investor will be required to represent that he, she or it is acquiring Founders’ Shares, directly or indirectly, for the account of an Eligible Investor.  An Eligible Investor is either:

•
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year;

•
A natural person who has a net worth, or joint net worth with that person’s spouse, at the time of purchase that exceeds $1,000,000.  The following assets or liabilities shall be excluded from the net worth calculation: (i) the value of the investor’s primary residence; and (ii) any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Founders’ Shares (except that if the amount of such indebtedness outstanding at the time of the sale of Founders’ Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability).  Any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Founders’ Shares, shall be included as a liability for purposes of the net worth calculation;

•
An employee benefit plan within the meaning of ERISA and: (1) the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or (2) the employee benefit plan has total assets in excess of $5,000,000; or (3) if a self-directed plan, the investment decisions are made solely by persons that qualify under any other eligibility category set forth herein;

•
A trust (1) with total assets in excess of $5,000,000; (2) that was not formed for the purpose of investing in the Fund; and (3) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

•	A Trustee or executive officer of the Fund;

•
An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund, and that is one of the following: (1) a corporation; (2) a partnership; (3) a limited liability company; (4) an organization described in Section 501(c)(3) of the Code; or (5) a Massachusetts or similar business/statutory trust;

•
Any “bank” as defined in Section 3(a)(2) of the 1933 Act,  “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity;

•	A broker or dealer registered with the SEC under the 1934 Act;

•	An investment company registered under the 1940 Act;
•
An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

•	An insurance company as defined in Section 2(a)(13) of the 1933 Act;

•
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000;

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

•	An entity in which all of the equity owners are “accredited investors” (as defined in Regulation D under the 1933 Act).

After an initial purchase, existing shareholders subscribing for additional Founders’ Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Founders’ Shares will appear in the subscription agreement that must be completed by each prospective shareholder.

In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy.  Under this policy, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.

The Distributor and Selling Agents may impose additional eligibility requirements for investors who purchase Founders’ Shares through Selling Agents and will notify prospective shareholders of such requirements.  If the Distributor imposes additional eligibility requirements, the Distributor will notify current and prospective investors via a supplement (or other revision) to the Prospectus.

PLAN OF DISTRIBUTION

Offering of Founders’ Shares by the Fund

The Fund continuously offers Founders’ Shares at their NAV per Share through the Distributor.  The Fund has entered into a Distribution Agreement with Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Pursuant to the Distribution Agreement, the Distributor shall: (1) use commercially reasonable efforts to distribute the Fund’s Shares; (2) shall use its best efforts to effect sales of the Fund’s Shares but is not obligated to sell any certain number of Shares or buy any Fund Shares; (3) is responsible for reviewing the Fund’s proposed advertising and sales literature for compliance with applicable laws and regulations, and for filing with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; and (4) shall, at the request of the Fund, enter into agreements with Selling Agents in order that such Selling Agents may sell the Fund’s Shares (the “Distributor Services”).  The Distributor does not intend to make a market in the Fund’s Shares.  There is no sales charge for purchases of Founders’ Shares.

For these Distribution Services, the Adviser pays the Distributor, pursuant to a Distribution Services Agreement between the Distributor and the Adviser, an annual asset based fee, payable monthly based on the Founders’ Shares’ month end NAV (subject to a minimum annual fee), plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services.  The Distributor has agreed to waive fees and expense reimbursements payable to it under the Distribution Services Agreement to the extent that the payment of any such fees and expenses would cause total compensation payable to the Distributor under the Distribution Services Agreement to exceed 2.5% of the gross offering proceeds (the “Waiver”).  The Waiver remains in effect until the Distributor’s resignation or termination as the Fund’s principal underwriter unless amended prior to that time at the written request of the Trust and the Adviser in order to ensure continued compliance with underwriting compensation limitations applicable to closed-end investment companies.

As noted above, the Distributor may engage one or more Selling Agents to assist in the distribution of Founders’ Shares.  Selling Agents may: (1) distribute Founders’ Shares to their clients and perform related marketing and promotional services; and (2) perform related shareholder services to such clients in connection with their investments in Founders’ Shares (the “Selling Agent Services”).  The Adviser and its affiliates, not the Fund, may compensate the Selling Agents for performance of these Selling Agent Services.  Compensation by the Adviser to any Selling Agent is not expected to exceed 1.00% of the value of client assets invested in Founders’ Shares, payable monthly or quarterly based on the Founders’ Shares’ quarter or month end NAV, as applicable.  The Adviser shall not pay compensation to any Selling Agent for the performance of Selling Agent Services if the payment of such compensation causes the compensation payable to the Distributor for the performance of the Distributor Services and to all Selling Agents performing Selling Agent Services, in the aggregate, to exceed 2.5% of the Fund’s gross offering proceeds.  Payments to Selling Agents by the Adviser and its affiliates create conflicts of interest by influencing the Selling Agent and your salesperson to recommend Founders’ Shares over another investment.  These payments may also benefit the Adviser, the Distributor and their respective affiliates if these payments result in an increase in the NAV of Founders’ Shares, the value upon which any fees payable by the Fund to these entities are based.

The following table summarizes the compensation structure described above:

Services	Maximum Compensation to be Paid for Services (1)
Selling Agent Services	$2,440,000 (2)

Distributor Services	$60,000(3)

(1)	For the initial three-year period of this offering, the maximum aggregate compensation to be paid to the Distributor and Selling Agents in connection with this offering shall not exceed $2,500,000. The maximum compensation to be paid to Selling Agents and the Distributor is $2,440,000 and $60,000, respectively. Because the Adviser, not the Fund is responsible for the payment of any fees charged in connection with the rendering of the Distributor Services and Selling Agent Services, these fees are not reflected as Fund expenses in the expense table included in this Prospectus. See, “Summary of Fund Expenses”.

(2)	2.5% of the gross offering price of $100,000,000 less the maximum compensation to be paid to the Distributor for provision of the Distributor Services.

(3)	For performance of the Distributor Services, the Adviser pays the Distributor a minimum annual fee of $15,000 plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services. Total out-of-pocket expenses shall not exceed $15,000 for the entire three year period.

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers.  These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Founders’ Shares, a current shareholder’s ability to tender Founders’ Shares to the Fund for repurchase or to otherwise transact business with the Fund.  Services provided by Selling Agents may vary.  Shareholders investing in Founders’ Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts, the nature of any fees by the Adviser and its affiliates to the Selling Agent for Selling Agent Services  and any operational limitations of the Selling Agent.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor, its affiliates and each of their members, managers, directors, officers, employees, representatives and its current and former control persons (the “Distributor Indemnities”) against certain liabilities including those that may arise under the 1933 Act, 1934 Act and the 1940 Act as a result of: (1) the Distributor serving as distributor of the Fund; (2) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (3) the Fund’s failure to materially comply with any applicable securities laws or regulations; (4) any claim that the Fund’s Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law or violates any rule of FINRA or of the SEC or any other jurisdiction wherein Founders’ Shares are sold (“Losses”); provided, however, that the Fund’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in its registration statement, prospectus, annual or interim report, or any such advertising materials or sales literature in reliance, upon and in conformity with, information relating to the Distributor and furnished to the Fund or its counsel by the Distributor in writing and acknowledging the purpose of its use.  The Distributor, however, remains liable to the Fund and its shareholders for any liability to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

PURCHASES OF SHARES

Eligible Investors who are “Institutional Investors” or individual investors may purchase Founders’ Shares.  “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Founders’ Shares through a no-load network or platform.

The Fund intends to accept initial and additional purchases of Founders’ Shares made by Eligible Investors who are individual or Institutional Investors as of the first Business Day of each calendar month.  Founders’ Shares will be sold at their NAV per share and may be offered less frequently as determined by the Board in its sole discretion.  Founders’ Shares are available for purchase through Selling Agents or directly through the Distributors.

Generally, each Eligible Investor must complete and submit a subscription agreement and/or such other documentation as required by the Fund (for both initial and subsequent purchases) at least five (5) Business Days before the purchase date (i.e., the first Business Day of each month).  Investors should confirm specific deadlines for receipt of funds by Selling Agents as those entities may maintain different deadlines.  The Fund reserves the right to reject, in whole or in part, any purchase of Founders’ Shares and may suspend the offering of Founders’ Shares at any time.

The Founders’ Shares are not subject to a sales load.  The minimum initial investment in the Founders’ Shares is $100,000,000 and the minimum additional investment is $100,000.  The Fund may reduce the minimum initial investment amount for Eligible Investors that are officers or Trustees of the Fund and Managing Members and employees of the Adviser.  The minimum initial and subsequent subscription amounts may be reduced or waived as determined by the Board in its sole discretion.

Except as otherwise permitted by the Board, initial and subsequent purchases will be payable in cash and must be made via wire transfer of funds.  Payments for each initial and subsequent purchase of Founders’ Shares must be made in one installment.  Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date or such other date as the Distributor may determine in its sole discretion and communicate to investors.  The investor will not become a shareholder of the Fund and will have no rights under the Declaration of Trust until the purchase date.  Cleared funds received in advance of dates when Founders’ Shares may be subscribed for will be held in an escrow account maintained by the Escrow Agent for the benefit of investors in the Fund.  On the purchase date, UMB will transfer the subscription proceeds to the Fund and any interest earned on the subscription proceeds will be credited to the Fund and not to the investor.  If a purchase is rejected, the Escrow Agent will promptly return the purchase amount to the investor without interest.  If an investor does not provide the required subscription materials and funds within the time frame noted above, the Adviser’s prior written approval will be required for the investor’s subscription to be processed as of the requested purchase date.  No subscriptions, however, will be processed as of a purchase date if the subscription materials and funds are not received on or prior to that purchase date.

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.  When a prospective shareholder opens an account with the Fund, the shareholder will be asked to provide its name, address, date of birth, social security number and other information or documents that will allow the shareholder to be identified.  This information will be verified.  If the Fund is unable to verify the identity of a prospective shareholder, the Fund may take reasonable steps, including closing your account and redeeming your investment at the NAV per Share next calculated after the Fund decides to close your account.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in Founders’ Shares that are in addition to the fees, terms and conditions set forth in this Prospectus.  Such terms and conditions are not imposed by the Fund, the Distributor or any other Fund service provider.  These terms and conditions may affect an investor’s ability to purchase Founders’ Shares, or otherwise transact business with the Fund.  All questions regarding these terms and conditions should be directed to the investor’s Selling Agent.

REPURCHASES OF FOUNDERS’ SHARES

No Right of Redemption

There is no public market for Founders’ Shares and none is expected to develop. Founders’ Shares are generally not freely transferable and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund.  No shareholder will have the right to require the Fund to redeem Founders’ Shares or portion thereof.  An investment in Founders’ Shares is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Founders’ Shares.

Repurchases of Founders’ Shares

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Founders’ Shares or a specific number of Founders’ Shares.  Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holding Founders’ Shares acquired from shareholders.  When the Board determines that the Fund will repurchase Founders’ Shares or portions thereof, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  The Board convenes quarterly to consider whether or not to authorize a tender offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).  The Board, however, does not expect to authorize a repurchase offer with a Valuation Date prior to March 31, 2016.

The Board will consider the following factors, among others, in making its determination:

•	the recommendation of the Adviser;

•	whether any shareholders have requested to tender Founders’ Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Founders’ Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Founders’ Shares or portions thereof.

Founders’ Shares will be repurchased at their NAV as of the Valuation Date.  Due to liquidity constraints associated with the Fund’s investments in a Portfolio Fund, it is presently expected that, under the procedures applicable to the repurchase of Founders’ Shares, Founders’ Shares will be valued for purposes of determining their repurchase price as of a Valuation Date.

The Fund’s assets consist primarily of interests in the Portfolio Funds.  Therefore, in order to finance the repurchase of Founders’ Shares, the Fund may find it necessary to liquidate all or a portion of its interest in one or more Portfolio Funds.  Because interests in a Portfolio Fund are generally not transferable, the Fund may withdraw a portion of its interest in a Portfolio Fund only pursuant to the redemption terms of that Portfolio Fund which may involve the payment of certain fees and costs.  The Fund may decide not to make a repurchase offer larger than the sum of the amount available for redemption from the Portfolio Funds in which it holds interests.  The Fund may also borrow money in order to finance the repurchase of Founders’ Shares.

In order to permit the Fund to finance the repurchase of Founders’ Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders must tender the Founders’ Shares they wish to sell in the repurchase offer, at least 45 days prior to the Valuation Date. If the Fund borrows money to finance a repurchase of Founders’ Shares, the repurchase offer Acceptance Deadline may be less than 45 days prior to the Valuation Date.  The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer.  A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Founders’ Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $10,000 worth of Founders’ Shares.  A shareholder tendering only a portion of its Founders’ Shares for purchase will be required to continue to hold Founders’ Shares with a value of at least $25,000 after giving effect to the repurchase.  If a shareholder tenders an amount that would cause the value of its Founders’ Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may accept the request and reduce the amount to be repurchased so that the value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Founders’ Shares.

Shareholders who tender Founders’ Shares in a repurchase offer may not have all of the tendered Founders’ Shares purchased by the Fund.  If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund generally will only be obligated to repurchase a pro rata portion of the amount tendered by each shareholder. If all of a shareholder’s Founders’ Shares are repurchased, that shareholder will cease to be a shareholder as of the Valuation Date.

 Promptly after the Repurchase Offer Acceptance Deadline, each shareholder whose Founders’ Shares have been accepted for purchase by the Fund in a repurchase offer will receive cash, or a non-interest bearing, non-transferable promissory note (the “Promissory Note”).  The Promissory Note, and not cash, will be the only consideration paid promptly after the Valuation Date in connection with repurchase offers structured such that the Repurchase Offer Acceptance Deadline is at least 45 days prior to the Valuation Date.

A Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times, in the case of the repurchase of all of a shareholder’s Founders’ Shares, as is customary regarding such payments:

•
Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, payment in respect of the Promissory Note for a partial repurchase of a shareholder’s Founders’ Shares will be made within 45 days of the Valuation Date.

•
The initial payment in respect of the Promissory Note (the “Initial Payment”), in the case of a full repurchase of a shareholder’s Founders’ Shares, will be an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Valuation Date.  Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the Initial Payment will be made within the later of: (1) 45 days after the Valuation Date; or (2) 10 Business Days after the Fund has received 95% of the aggregate amount requested to be withdrawn by the Fund from Portfolio Fund(s) in order to fund the repurchase.

•
The second and final payment in respect of the Promissory Note (the “Final Payment”), in the case of a full repurchase of a shareholder’s Founders’ Shares, for the balance (which will not be credited for interest) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date, over (2) the Initial Payment. Unless the existence of changes in tax or other laws or regulations, delays in withdrawal proceeds from Portfolio Funds, or unusual market conditions result in a delay, the Final Payment will be made within 60 days of the completion of the next annual audit of Founders’ Shares by the Fund’s independent registered public accountant.

•	The Escrow Agent will make the Initial Payment and the Final Payment out of an escrow account created for such purpose. Any interest earned on the escrow account will be paid to the Fund.

All repurchases of Founders’ Shares will be subject to any and all conditions as the Board may impose in its sole discretion.

Shareholders will have to decide whether to tender their Founders’ Shares for repurchase without the benefit of having current information regarding the value of Founders’ Shares as of a date proximate to the Valuation Date.  In addition, there will be a substantial period of time between the date that shareholders must tender Founders’ Shares and the date they can expect to receive payment for their Founders’ Shares from the Fund.

The maximum number of Founders’ Shares that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Founders’ Shares’ aggregate NAV on the applicable Valuation Date.

As set forth above, when Founders’ Shares are repurchased by the Fund, shareholders generally will receive cash distributions equal to the value of the Founders’ Shares repurchased. However, at the sole discretion of the Board, the proceeds of repurchases of Founders’ Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind.  The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Founders’ Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering Founders’ Shares for repurchase.  Such investments so distributed may consist of illiquid securities held directly by the Fund, interests in Portfolio Funds or securities held by Portfolio Funds that were distributed to the Fund in-kind.  Such investments will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time.  As a result, an investment in the Fund is suitable only for sophisticated investors.  Any such in-kind distributions will not materially prejudice the interests of remaining shareholders.  See “Principal Risks” above.  Repurchases will be effective after receipt of all eligible written tenders of Founders’ Shares from shareholders are accepted by the Fund.

Because the Fund expects to determine the NAV of the Founders’ Shares as of the last Business Day of each month, shareholders may not be able to obtain current information regarding the value of Founders’ Shares when making their decision as to whether to tender Founders’ Shares for repurchase.

The repurchase of a shareholder’s Founders’ Shares by the Fund will generally be a taxable event for the shareholder.  Gain or loss will be equal to the difference between the amount received by the shareholder and the shareholder’s tax basis in the Founders’ Shares.

The Fund believes that repurchase offers generally will be beneficial to the Fund’s shareholders, and typically will be funded from available cash or sales of Portfolio Funds.  However, payment for repurchased Founders’ Shares may require the Fund to liquidate Portfolio Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating Portfolio Funds, may borrow money to finance repurchases of Founders’ Shares.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Founders’ Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.  To the extent the Fund finances repurchase offers by selling Portfolio Funds, the Fund may hold a larger proportion of its total assets in less liquid Portfolio Funds.  Repurchase of the Founders’ Shares will tend to reduce the amount of outstanding Founders’ Shares and, depending upon the Founders’ Shares’ investment performance, its net assets.  A reduction in the net assets of the Founders’ Shares will tend to increase that class’ expense ratio.

Prior to the Repurchase Offer Acceptance Deadline, the Fund may cancel an offer to repurchase Founders’ Shares, amend the offer or postpone the acceptance of tenders made pursuant to the offer if: (1) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Founders’ Shares tendered pursuant to the offer; (2) there is, in the judgment of the Board any: (a) legal action or proceeding instituted or threatened challenging the offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the U.S. that is material to the Fund; (c) limitation imposed by federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the U.S. that is material to the Fund; (f) material change in the NAV of the Founders’ Shares from the NAV of the Founders’ Shares as of commencement of the offer; or (g) other event or condition that would have a material adverse effect on the Founders’ Shares or its investors if Founders’ Shares tendered pursuant to the offer were purchased; or (3) the Board determines that it is not in the best interest of shareholders to purchase Founders’ Shares pursuant to the offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the offer or to postpone acceptance of tenders pursuant to the offer.

The Board may impose other conditions on repurchases of Founders’ Shares.  Repurchases of Founders’ Shares by the Fund are subject to SEC rules governing issuer self-repurchase offers and will be made only in accordance with these rules.  The Fund believes that the repurchase procedures described above comply with these requirements.  However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide shareholders substantially the same liquidity for Founders’ Shares as would be available under the procedures described above.

Mandatory Repurchase by the Fund

The Declaration of Trust of the Fund provides that the Fund may repurchase Founders’ Shares of a shareholder or any person acquiring Founders’ Shares from or through a shareholder if:

•	the Founders’ Shares have been transferred in violation of the Declaration of Trust, or the Founders’ Shares have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder;

•	ownership of the Founders’ Shares by a shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Founders’ Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of the Founders’ Shares may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser, or any of their affiliated persons, or may subject the Fund or any of the shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Founders’ Shares was not true when made or has ceased to be true;

•	with respect to a shareholder subject to special regulatory or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such shareholder continuing to hold Founders’ Shares; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Founders’ Shares.

TRANSFER OF SHARES

Founders’ Shares are subject to substantial restrictions on transferability.

Any Founders’ Shares held by a shareholder may be transferred only: (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder; or (2) under certain limited instances set out in the Declaration of Trust, with the consent of the Board (which may be withheld in the Board’s sole and absolute discretion).  If a shareholder transfers Founders’ Shares with the approval of the Board, the Board will promptly take all necessary actions so that each transferee or successor to whom or to which the Founders’ Shares are transferred is admitted to the Fund as a shareholder.

No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a shareholder’s Founders’ Shares (or portion of such Founders’ Shares) unless the following conditions are met: (1) the transferring shareholder has been a shareholder for at least six months; (2) the proposed transfer is to be made on the Valuation Date of an offer by the Fund to repurchase the Founders’ Shares (or portion of the Founders’ Shares); and (3) the transfer is one in which the tax basis of the Founders’ Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring shareholder (i.e., certain transfers to affiliates).  Notice to the Fund of any proposed transfer of Founders’ Shares must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

A shareholder that transfers Founders’ Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

By purchasing Founders’ Shares, each shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such shareholder in violation of the Declaration of Trust, these provisions or any misrepresentation made by such shareholder in connection with any such transfer.

MANAGEMENT

Board of Trustees

The Board has overall management responsibility for the Fund. See “Board of Trustees” in the Fund’s Statement of Additional Information (the “SAI”) for the names of and other information about the Trustees and officers of the Fund.

Investment Adviser

ABS Investment Management LLC, 537 Steamboat Road, Greenwich, Connecticut 06830, serves as the investment adviser to the Fund.  Established in 2002, the Adviser has operated as an SEC-registered investment adviser since 2003.  The Adviser provides investment advisory services to private investment funds and has not previously managed a registered investment fund.  As of September 30, 2015, the Adviser had $5 billion in assets under management.  The controlling principals of the Adviser are Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides portfolio management services to the Fund, subject to the general supervision of the Board, for a management fee calculated at an annual rate equal to 1.00%, payable monthly, based on the Founders’ Shares’ month end NAV.

The Adviser provides office space and executive and other personnel to the Fund.  The Fund pays all expenses, other than those agreed to be paid by the Adviser, including but not limited to, printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization. The Adviser will advance all costs and expenses incurred in connection with the Fund’s organization and establishment and the costs incurred in connection with the organization and initial offering of Founders’ Shares and will seek reimbursement of such costs and expenses from the Fund consistent with the Expense Limitation Agreement between the Fund and the Adviser. Under the Limitation Agreement, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Founders’ Shares to 1.10% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  The Limitation Agreement, however, provides for the Adviser’s recoupment of expenses reimbursed, including the Fund’s organizational and offering costs, and/or fees reduced by the Adviser, for a period of three (3) fiscal years following the end of the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Founders’ Shares in effect at the time the expenses were paid/waived.  The Limitation Agreement will continue until August 30, 2019 and may be terminated or extended at any time by the Board.  No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement will be included in the Fund’s initial annual report to shareholder for the period ended April 30, 2016.

Portfolio Managers

Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio.  Biographical information for Messrs. Russian, Valle, and DeCoster is set forth below.

Laurence K. Russian.  Laurence K. Russian is managing member and portfolio manager of the Adviser.  Prior to founding the Adviser in September 2002, Mr. Russian was a Director for the Alternative Investments Group of Credit Suisse Asset Management (“CSAM”) where he assisted in the management of the group’s various hedge fund-of-funds products as well as a senior Hedge Fund Analyst participating in the selection of hedge fund investments.  Mr. Russian was also actively involved in the oversight of new mandates, in regards to legal contracts and structuring of new products.  He holds a BA in Economics from Ohio Wesleyan University and an MBA in Finance from New York University's Stern School of Business.  He is a CFA charterholder.

Guilherme R. Valle.  Guilherme R. Valle is a managing member and portfolio manager of the Adviser.  Prior to founding the Adviser in September 2002, Mr. Valle was a Director and a senior Hedge Fund Analyst at the Alternative Investments Group of CSAM where he assisted in the management of the group’s various hedge fund of funds products.  At CSAM, Mr. Valle contributed to the group’s effort to build a full-fledged Alternative Asset Management business, focusing on the research process and organizational aspects of the group.  Mr. Valle holds a degree in business administration from Fundacao Getulio Vargas in Brazil.  He is a CFA charterholder.

Alain DeCoster.  Alain DeCoster is a managing member and portfolio manager of the Adviser.  Prior to founding the Adviser in September 2002, he was Managing Director and head of CSAM’s Alternative Investments Group.  While at CSAM, Mr. DeCoster managed a group of eight professionals while growing the department’s assets under management through the time of his departure in September 2002.  The assets and his responsibilities were allocated among 7 different absolute return strategies, each with their own risk-return profile.  Mr. DeCoster holds a Licentiate’s degree in Economics from the Institut Catholique des Hautes Etudes Commerciales-Brussels, Belgium.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

PERFORMANCE

The following information is intended to help you understand the risks of investing in the Founders’ Shares. The information illustrates the changes in the performance of the Founders’ Shares from inception and compares the performance of the Founders’ Shares to the performance of a securities market index over various periods of time. Past performance is not an indication of future performance.

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund reorganized with and into the Fund.  The Predecessor Fund maintained objectives, policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same investment adviser and portfolio managers as the Fund.

The performance of Founders’ Shares for periods before the Commencement of Operations is that of the Predecessor Fund and includes the expenses of the Predecessor Fund.  The performance of the Predecessor Fund was adjusted to reflect the Founders’ Shares’ estimated expenses (with the exception of estimated Acquired Fund Fees and Expenses the effect of which is already incorporated into the performance of the Predecessor Fund) for its first year of operations as a registered investment company (after giving effect to any fee waivers or expense reimbursements). The financial statements of the Predecessor Fund were audited for all years that the Predecessor Fund was in existence (since March 1, 2011). The performance returns of the Predecessor Fund are unaudited and are calculated by the Adviser on a total return basis. The Predecessor Fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.  The Adviser does not manage any other registered investment companies in addition to the Fund.

ABS Long/Short Strategies Fund – Founders’ Shares Performance(1)

Monthly and Year-To-Date Returns since Inception (March 1, 2011)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year To Date
2015	-0.44%	2.94%	1.46%	-0.45%	1.42%	-0.59%	1.13%	-1.40%	-2.79%	1.98%			3.17%
2014	-0.60%	2.70%	-1.30%	-1.89%	2.02%	1.70%	-1.53%	1.35%	-1.18%	0.93%	2.09%	0.60%	4.83%
2013	3.77%	0.34%	2.04%	1.01%	2.08%	-1.04%	1.21%	-0.55%	2.92%	1.45%	2.37%	2.78%	19.86%
2012	1.81%	1.61%	0.82%	-0.25%	-2.93%	-0.05%	0.58%	1.47%	1.03%	0.23%	0.65%	1.08%	6.11%
2011			0.58%	1.38%	-0.60%	-0.65%	0.22%	-3.70%	-4.64%	3.22%	-0.18%	-0.19%	-4.71%

Average Annual Total Returns as of December 31, 2014

	Fund	MSCI AC World TR Index(3)	HFRI Fund of Funds Strategic Index(4)
1 Year	4.83%	9.31%	3.07%
Since Inception(2)	6.44%	9.84%	2.77%

Other Performance Data from Inception March 1, 2011 through December 31, 2014

	Fund	MSCI AC World TR Index	HFRI Fund of Funds Strategic Index
Cumulative Return	27.04%	43.31%	11.05%
Standard Deviation(5)	6.05%	10.73%	4.99%
Largest Drawdown(6)	-9.12%	-17.68%	-13.02%
Drawdown –number of months (7)	5	5	8

1.	The principal value of the Fund’s Founders’ Shares will fluctuate so that a shareholder’s shares, when redeemed may be lower or higher than the figures shown.
2.	The Predecessor Fund commenced operations on March 1, 2011.
3.	The MSCI All Country World Total Return Index (ticker symbol NDLEACWF) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set in local currencies and includes the reinvestment of dividends net of foreign taxes.
4.	The HFRI Fund of Funds Strategic Index consists of Fund of Funds exhibiting one or more of the following characteristics: seeks superior returns by primarily investing in funds that generally engage in more opportunistic strategies such as Equity Hedge, Sector Specific and Emerging Markets. There are in excess of 100 fund of funds in the index which are equally weighted and each has at least $50 million in assets under management or has been operating for 12 months.
5.	Measurement of the Fund’s volatility.
6.	The peak to trough decline of an investment.
7.	Number of months of a peak to trough decline of an investment.

SERVICES

Administration, Compliance and Fund Accounting Services

UMB Fund Services, Inc. (“UMB”) provides administrative, compliance and fund accounting services to the Fund.  These services include, but are not limited to: (1) coordinating Board activities; (2) preparing quarterly, semi-annual and annual financial statements; (3) assisting the Adviser in monitoring compliance with the Fund’s investment restrictions and the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (4) preparing annual expense budgets, coordinating expense payments, and establishing expense accruals; (5) assisting in the preparation of or preparing, as applicable, the Fund’s regulatory filings and submitting such filings to the applicable regulator; (6) computing class NAVs; and (7) preparing tax work schedules for excise tax and tax provision purposes and calculating dividend and capital gain distributions for review and approval by the Fund’s officers and its independent accountants.

Pursuant to an administration and fund accounting agreement between the Fund and UMB, the Fund pays UMB: (1) an asset based fee for fund accounting services, subject to an annual minimum fee; (2) an asset based fee for specified administration and compliance services, subject to an annual minimums fee; and (3) certain out of pocket and account expenses.

UMB is located at 235 West Galena Street, Milwaukee, Wisconsin 53212.

Transfer Agent Services

UMB serves as the Fund’s transfer agent and dividend paying agent.

Custodian and Escrow Agent

UMB Bank, N.A., 928 Grand Boulevard, Kansas City, Missouri 64106, is custodian of the Fund’s investments. The Custodian will also serve as escrow agent with respect to subscription proceeds received by potential investors to be used to purchase shares and proceeds received from the Fund to pay for tendered shares.

EXPENSES

Fund Expenses

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

•	All organizational and initial offering costs (unless assumed by the Adviser);

•	All costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws;

•	Attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

•	The costs and expenses of holding meetings of the Board and any meetings of shareholders, including legal costs associated with the preparation and filing of proxy materials;

•	Compensation paid to the Fund’s Trustees who are not employees of the Adviser or any affiliate thereof, compensation paid to the Trust’s officers, travel expenses of the Fund’s Trustees and officers relating to Fund business matters including fees for industry-related organizations and conferences;

•	Fees and disbursements of attorneys retained by the Fund, including, but not limited to, legal counsel to the Independent Trustees, of the Fund’s independent registered public accounting firm and of other consultants and professionals engaged on behalf of the Fund including compliance consultants and background check providers engaged by the Adviser to provide information regarding the investment managers to Portfolio Funds in which the Adviser proposes to invest Fund assets;

•	All fees and expenses related to portfolio transactions, including portfolio transactions and positions in Portfolio Funds, including Portfolio Fund fees and expenses;

•	All costs and expenses associated with the Fund’s tender offers;

•	The fees payable to various service providersfor services rendered to the Fund including, but not limited to, advisory, compliance, escrow, custodial, transfer agency and fund accounting services (“Servicing”), and the out of pocket expenses thereof. Servicing may include the dissemination of information regarding Fund transactions amongst the Fund’s service providers and the communication of Fund information to shareholders and their agents and to the public to the extent permitted under the 1940 Act, other applicable law and the Fund’s compliance policies and procedures;

•	All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•	The costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

•	Costs of equipment or services used in connection with the maintenance of the Fund’s website to the extent permitted under the 1940 Act;

•	All expenses associated with computing Founders’ Shares’ NAV, including any equipment or services obtained for these purposes; and

•	Expenses incurred by the Fund outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, dispute or regulatory investigation/proceeding and the amount of any judgment or settlement paid in connection therewith, the enforcement of the Fund’s rights against any person or entity, the indemnification of the Fund’s Trustees, officers and shareholders as provided under the Declaration of Trust;

•	Such other types of expenses as may be approved from time to time by the Board including, but not limited to, the expenses of the Fund’s reorganization, restructuring or merger, as applicable, expenses of soliciting proxies for a meeting of the Fund’s shareholders, and the expenses of engaging new service providers to Fund.

Portfolio Funds’ Expenses

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund.  As an investor in a Portfolio Fund, the Fund will indirectly bear its pro rata allocation of these expenses and fees or Acquired Fund Fees and Expenses.

Acquired Fund Fees and Expenses include fees payable to a Portfolio fund’s Investment Manager.  The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which will generally reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund.  Generally, fees payable to the Investment Managers are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge a performance-based allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits, although it is possible that such range may be exceeded for certain Investment Managers.  These fees payable to Investment Managers are estimates and may be higher or lower.

Expense Limitation

The Adviser has contractually agreed to waive management fees and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Founders’ Shares to 1.10% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses (including but not limited to brokerage fees and commissions, custodial “ticket” costs to process Fund investments in other investment funds, and other fees and expenses incurred in connection with the acquisition, holding, and disposition of securities and other investments), acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) fiscal years following the end of the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect for Founders’ Shares at the time the expenses were paid/waived.  These arrangements will continue until August 30, 2019 and may be terminated or extended by the Board at any time. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.  Net expenses of the Fund may increase if the exclusions noted above would apply.

DETERMINATION OF NET ASSET VALUE

The Fund will calculate the NAV of the Founders’ Shares as of the close of business on the last Business Day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Founders’ Shares. The NAV of the Founders’ Shares will equal the value of the assets attributable to the Founders’ Shares, less all liabilities of the Founders’ Shares, including accrued fees and expenses.  The Founders’ Shares’ NAV per Share equals the NAV of the Founders’ Shares divided by the number of outstanding Founders’ Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Founders’ Shares will depend on the value of the Portfolio Funds.  The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or the Adviser.

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”).  Under the Valuation Procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which Founders’ Shares calculates its NAV (the “NAV Date”).  The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith.  All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee.  The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date.  In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s Investment Manager or third party administrator.  In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.  Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Portfolio Fund’s valuation date.

Prior to investing in a Portfolio Fund, the Adviser will conduct a due diligence review of the valuation process utilized by the Portfolio Fund, its general partner, and where applicable, its third party administrator to confirm that the valuation process employed by the Portfolio Fund includes the use of market values where available and the principals of fair value that the Adviser reasonably believes to be consistent with those used by the Fund to value its own investments.  Although the Adviser reviews each Portfolio Fund’s valuation principles, neither the Adviser, nor the Board’s Valuation Committee, will be able to confirm the accuracy of any NAV information provided by a Portfolio Fund (which are unaudited except for NAV of the Portfolio Fund as of its fiscal year end).

Each Portfolio Fund will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made, or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption.

The valuations reported by a Portfolio Fund and upon which the Fund calculates the NAV of its Founders’ Shares, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of each Portfolio Fund are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of the Founders’ Shares, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Founders’ Shares repurchased prior to such adjustments and received their repurchase proceeds.  As a result, to the extent that such subsequently adjusted valuations adversely affect the Founders’ Shares’ NAV, the outstanding Founders’ Shares will be adversely affected by prior repurchases to the benefit of shareholders who had their Founders’ Shares repurchased at a NAV per Share higher than the adjusted amount.  Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding shareholders and to the detriment of shareholders who previously had their Founders’ Shares repurchased at a NAV per Share lower than the adjusted amount.  The same principles apply to the purchase of Founders’ Shares.  New shareholders may be affected in a similar way.

Expenses of the Founders’ Shares, including the Adviser’s management fee and the costs of any borrowings, are accrued and taken into account for the purpose of determining this class’ NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Founders’ Shares net assets if the judgments of the Adviser should prove incorrect.  Also, the fair value of a Portfolio Fund may not be the price at which the Fund’s interests in the Portfolio Fund are ultimately sold.

To the extent the Adviser invests the assets of the Fund in securities or other instruments other than Portfolio Funds (e.g., cash equivalents), the Fund will generally value such assets as described below. Securities traded on one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sales price on the primary exchange on which the securities are traded.  Securities not traded on any securities exchange for which over-the-counter market quotations are readily available will be valued at the mean of the last bid and asked prices.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per Share. Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service.  Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost. If market quotations are not readily available or deemed to be unreliable by the Adviser, securities and other assets will be valued at fair value by the Adviser as determined in good faith in accordance with Valuation Procedures.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to distribute net investment income and capital gains annually.  Unless a shareholder elects to receive distributions in cash, such distributions will automatically be reinvested in additional Founders’ Shares under the Fund’s Dividend Reinvestment Plan.  See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Founders’ Shares unless they elect in writing to receive distributions in cash in their subscription agreement with the Fund.  UMB Fund Services, Inc. (the “Agent”) acts as the agent for participants under the DRIP.  Participants in the DRIP will receive an amount of Founders’ Shares equal to the amount of the distribution on that Participant’s Founders’ Shares divided by the immediate post-distribution NAV per Share of the Founders’ Shares.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Founders’ Shares are held in street or other nominee name, then to the nominee) by UMB Fund Services, Inc. as dividend paying agent.  To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Founders’ Shares.  The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time.  There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a distribution declared and having a record date of at least 10 (ten) days after the date on which the election is received.  A shareholder whose Founders’ Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at 235 West Galena Street, Milwaukee, Wisconsin 53212 or (877) 499-9990.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Founders’ Shares.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that shareholders hold Founders’ Shares as capital assets (generally, property held for investment).  The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  The Fund has neither sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Shareholder” is a beneficial owner of Founders’ Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;
•	a trust, if a court within the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of Institutional shares that is not a U.S. Shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Founders’ Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  If a prospective shareholder is a partnership, a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Founders’ Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Founders’ Shares will depend on the facts of its particular situation. Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to shareholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to shareholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to shareholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Fund’s ordinary income for each calendar year; (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year; and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may invest in “passive foreign investment companies” or “PFICs.”  A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes.  Subchapter M of the Code does not require the Fund to look through to the underlying investments held in the portfolios of PFICs in order to determine compliance with the RIC tax requirements.  Investments in PFICs may involve costs, including withholding taxes that the Fund would not incur if it invested in U.S. domestic investment funds.  Also, legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” generally will require a PFIC to register with the IRS by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund may elect to mark-to-market at the end of each taxable year its interests in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes. As a result of the “mark-to-market election”, at the end of each taxable year the Fund would recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

As an alternative to the “mark-to-market election,” in certain circumstances the Fund may be able make a Qualified Electing Fund (“QEF”) election with respect to the shares of a PFIC in which it owns shares.  If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund.  Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC.  The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund's holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition.  In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC's net ordinary earnings and net long term capital gain.  The Fund may not be able to obtain such information from any Portfolio Fund.  Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances.  Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, the Fund, under the 1940 Act, is not permitted to make distributions to shareholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met.  Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by: (1) the illiquid nature of its portfolio; and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to shareholders.  In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to shareholders.  In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Founders’ Shares.  Distributions of the Fund’s “investment company taxable income” attributable to its investments in PFICs will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Shareholders, regardless of the U.S. Shareholder’s holding period for its Founders’ Shares and regardless of whether paid in cash or reinvested in additional Founders’ Shares.  The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a QEF election.  Such distributions will generally be taxable to U.S. Shareholders as long-term capital gain regardless of whether the U.S. shareholder receives such payments in cash or reinvests the distributions into the Fund.  A U.S. Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions received from the Fund, regardless of how long the U.S. Shareholder has held Founders’ Shares.  Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s Founders’ Shares and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Founders’ Shares to such U.S. Shareholder.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012.  The tax applies to individuals who have net investment income and adjusted gross income in excess of certain thresholds, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals; the tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining whether the Annual Distribution Requirement is satisfied for any year and the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the dividend was declared.  Shareholders who receive distributions in the form of Founders’ Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.  Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional Founders’ Shares.

Pursuant to the Fund’s DRIP, when the Fund declares a dividend, each shareholder that has not made an election to receive distributions in cash will automatically have their dividends reinvested in additional Founders’ Shares.  To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Founders’ Shares.  Depending on the circumstances of the shareholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such shareholder would have to pay the tax using cash from other sources.  A shareholder that receives Founders’ Shares pursuant to a distribution generally has a tax basis in such Founders’ Shares equal to the amount of cash that would have been received instead of Founders’ Shares as described above, and a holding period in such Founders’ Shares that begins on the Business Day following the payment date for the distribution.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Founders’ Shares.  Such shareholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Founders’ Shares sold or otherwise disposed of. Upon such disposition of such Founders’ Shares, the Fund will report the gross proceeds and cost basis to such shareholder and the IRS.  For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such shareholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Share lot identification.  The cost basis method elected by the shareholder (or the cost basis method applied by default) for each disposition of Founders’ Shares may not be changed after the settlement date of each such disposition of Founders’ Shares.  If a shareholder holds its Founders’ Shares through a broker (or other nominee), such shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held its Founders’ Shares for more than one year.  Otherwise, it will be classified as short-term capital gain or loss.  However, any capital loss arising from the sale or disposition of Founders’ Shares held for six (6) months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Founders’ Shares.  In addition, all or a portion of any loss recognized upon a disposition of Founders’ Shares may be disallowed if other Founders’ Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Shareholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Founders’ Shares).  Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same rates that apply to ordinary income; provided, however, that the maximum rate applicable to capital gains is 35%.  Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year.  Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Shareholder: (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding; or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund; provided that proper information is timely provided to the IRS.

U.S. Tax Exempt Shareholders.  U.S. tax-exempt entities, including, but not limited to, ERISA Plans and IRAs, are generally subject to federal income tax on unrelated business taxable income or UBTI.  UBTI includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or indirectly through an interest in another entity) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or indirectly  through an interest in another entity) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

Generally, distributions by the Fund, like distributions by a corporation, will not be taxable to U.S. tax exempt shareholders even if such dividends are attributable to UBTI.

A portion of the dividends and capital gains distributed by the Fund to a U.S. tax-exempt shareholder and attributable to UBTI would, however, be subject to federal income tax if the tax-exempt shareholder borrowed money to acquire its investment in the Fund.  Moreover, a U.S. tax-exempt shareholder will recognize UBTI from the sale of some or all of its interest in the Fund if the shareholder has outstanding “acquisition indebtedness” at any time during the twelve month period ending with the date of the sale.

Taxation of Non-U.S. Shareholders

Whether an investment in Founders’ Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances.  An investment in Founders’ Shares by a Non-U.S. Shareholder may have material and adverse tax consequences.  Non-U.S. Shareholders should consult their tax advisers before investing in Founders’ Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the Non-U.S. Shareholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Shareholders are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Shareholder and gain realized by a Non-U.S. Shareholder upon the sale of Founders’ Shares will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless: (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the U.S.; or (b) the Non-U.S. Shareholder is an individual, has been present in the U.S. for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Founders’ Shares may not be appropriate for certain Non-U.S. Shareholders.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

FATCA will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied.  To avoid withholding under these provisions, certain Non-U.S. Shareholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Founders’ Shares.  While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice issued on October 24, 2012, of a phased-in implementation of these provisions, with withholding on income payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2017, and with withholding on certain “passthrough payments” to begin on January 1, 2017.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Founders’ Shares.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates.  The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made.  Distributions would generally be taxable to non-corporate shareholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Shareholders would be eligible for the dividends received deduction.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.  If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

Recognition of Uncertain Tax Positions

ASC 740, “Income Taxes” (in part formerly known as “FIN 48”), which is part of US GAAP, provides guidance on the recognition of uncertain tax positions.  ASC 740 may require an entity reporting in accordance with U.S. GAAP to reserve a liability for income taxes on its books.  ASC 740 prescribes the minimum recognition threshold that a tax position is required to meet before being recognized in an entity’s financial statements.  It also provides guidance on recognition, measurement, classification and interest and penalties with respect to tax positions.  A prospective investor should be aware that, among other things, ASC 740 could have a material adverse effect on the periodic calculations of the NAV of the Fund (or of a Portfolio Fund), including reducing the net asset value of the Fund (or a Portfolio Fund) to reflect reserves for income taxes that may be payable in respect of current and/or prior periods by the Fund (or a Portfolio Fund).  This could cause benefits or detriments to certain shareholders, depending upon the timing of their entry and exit from the Fund.

Foreign Taxes

The Fund may directly invest in foreign securities by virtue of its interest in Portfolio Funds organized outside of the U.S.  The Fund may also indirectly invest in foreign securities through its interests in Portfolio Funds organized within and outside the U.S.  It is possible that certain dividends, interest or other income received by the Fund, from these direct and indirect interests in foreign securities may be subject to foreign withholding or other taxes.  In addition, the Fund by purchasing and redeeming interests in Portfolio Funds organized outside of the U.S. may also be subject to taxes in some of the foreign countries where it purchases and sells such interests.  Tax treaties may reduce or eliminate such taxes.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of a Plan, should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan, including the duty of prudence, the suitable allocation of assets within and across different asset classes, the avoidance of prohibited transactions and other standards.  In determining whether a particular investment is appropriate for a Plan, a fiduciary of a Plan must comply with rules adopted by the DOL, which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of a Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition to determine whether the Plan’s assets are suitably allocated within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations.  The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made.  If a fiduciary of a Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.  As a result: (1) neither the Investment Managers nor the Adviser will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities; and (2) transactions involving the assets and investments of the Fund will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require any Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services.  ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Prior to a Plan’s investment in the Fund, each fiduciary of the Plan that is responsible for the Plan’s investments (each a “Fiduciary”) may be required to execute a subscription agreement on behalf of the Plan and to personally represent that:

•	each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Internal Revenue Code or other comparable non-ERISA laws and such person is authorized to execute the subscription agreement on behalf of the Plan;
•	the decision to invest in the Fund was made by each Fiduciary independent of the Adviser and the Adviser’s affiliates, and each Fiduciary has not relied on any individualized advice or recommendation of the Adviser, or the Adviser’s affiliates, as a primary basis for the decision to invest in the Fund;
•	the investment of Plan assets in the Fund is consistent with the provisions of the Plan, the Plan’s investment guidelines, if any, and all other documents that govern the Plan’s investments;
•	each Fiduciary responsible for the Plan’s investments has executed the subscription agreement;
•	each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision;
•	the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws;
•	the purchase of the Founders’ Shares by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and
•	unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion contained in this Prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings.  Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Founders’ Shares.

DESCRIPTION OF SHARES

The Fund

The Fund is a Delaware statutory trust and is governed by Delaware Statutory Trust Act, 12 Del. Code §§ 3801 et seq., as from time to time amended (the “Delaware Act”).  The Certificate of Trust to establish the Fund under the Delaware Act was filed with the Secretary of State of the State of Delaware on June 24, 2015.  On September 24, 2015, the Fund filed a Certificate of Amendment to Certificate of Trust to change its name from ABS Global Equity Long/Short Strategies RIC to ABS Long/Short Strategies Fund.  The Delaware Act provides a statutory framework for the powers, duties, rights and obligations of the Board and the shareholders.

Shares of Beneficial Interest

The Declaration of Trust authorized the issuance of an unlimited number of shares of beneficial interest, par value $.001 per share.  This Prospectus offers the Fund’s Founders’ Shares.  Currently, the Fund does not offer any other classes of shares.  All distributions will be made ratably among the shareholders according to the number of Founders’ Shares held of record.

Founders’ Shares will, when issued, be fully paid and non-assessable, and will not have preemptive rights or rights to elect Trustees based on cumulative voting.

The Trustees will have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of any class, to establish and designate and to change in any manner any initial or additional classes and to fix such preferences, voting powers, rights and privileges of class, to divide or combine any classes into a greater or lesser number, to classify or reclassify any issued Shares or any classes into one or more classes of Shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

No shareholder may be called upon for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

Shareholder Voting

Shareholders will have the power to vote only: (1) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (2) with respect to a services agreement to the extent required under the 1940 Act; (3) with respect to the termination of the Fund or a class thereof to the extent required by applicable law; and (4) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-Laws or any registration of the Fund as an investment company under the 1940 Act or as the Trustees may consider necessary from time to time.

On any matters submitted to a vote of the shareholders, all Shares of the Fund then entitled to vote will be voted in aggregate, except: (1) when required by applicable law, Shares will be voted by class; and (2) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes will be entitled to vote thereon.  A shareholder will be entitled to one vote for each Share on any matter on which such shareholder is entitled to vote.  A shareholder of a class will be entitled to a proportionate fractional vote for each fractional Share of such class thereof on any matter on which such shareholder is entitled to vote.

Unless a larger percentage is required by law or the Trustees, one-third (1/3) of the Founders’ Shares entitled to vote in person or by proxy on a particular matter will be a quorum for the transaction of business at a shareholders’ meeting with respect to that matter.  Generally, except when a larger vote is required by law, a majority of the Founders’ Shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present will decide any questions with respect to that matter and a plurality will elect a Trustee.

Election and Removal of Trustees

The Declaration of Trust provides that the Board may designate the number of Trustees and that Board vacancies may be filled by the remaining Trustees unless otherwise required under the 1940 Act.  A Trustee may be removed, with or without cause, at any time by written instrument, signed by a majority of the Trustees prior to such removal or at any meeting of the Fund’s shareholders by vote of the shareholders owning at least two-thirds (2/3) of the outstanding Founders’ Shares of the Fund.

Amendments to the Declaration of Trust and the By-Laws

Generally, the Trustees may, without shareholder vote, amend the Declaration of Trust.  Shareholders however, will have the right to vote on any amendment: (1) which would affect their right to vote granted in the Declaration of Trust (Section 6.1 of the Declaration of Trust); (2) to that section of the Declaration of Trust governing the initiation of amendments to the Declaration of Trust (Section 10.6 of the Declaration of Trust); (3) for which such vote is required by law; and (4) submitted to them by the Trustees.

Please refer to the Declaration of Trust and By-Laws for a more complete discussion of the provisions summarized above.

OTHER INFORMATION

Fiscal/Tax Year End

The Fund’s fiscal year end will be the twelve (12) month period ending April 30.  The Fund’s tax year end will be the twelve (12) month period ending September 30.

Independent Registered Public Accounting Firm

RSM US LLP, 1185 Avenue of the Americas, New York, New York 10036-2602 serves as the Fund’s independent registered public accounting firm.

Legal Counsel

Bernstein Shur Sawyer & Nelson, 100 Middle Street, Portland, Maine 04101, serves as legal counsel to the Fund as well as legal counsel to the Trustees who are not “interested persons” (as that term is defined under the 1940 Act) of the Fund.

Control Persons

A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  As of November 1, 2015, the Adviser, the Fund’s initial shareholder, owned greater than 25% of the voting securities of the Fund.  The Adviser is not expected to own greater than 25% of the voting securities of the Fund subsequent to the reorganization of the Predecessor Fund with and into the Fund.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding as of November 1, 2015
Founders’ Shares	Unlimited	N/A	1,000

Inquiries

Inquiries regarding the Fund and its Founders’ Shares (including the procedures for purchasing Founders’ Shares) should be directed to:

ABS Long/Short Strategies Fund
C/O UMB Fund Services, Inc.
235 West Galena Street, Milwaukee, Wisconsin 53212
(877) 499-9990